UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Multi-Manager Alternative Strategies Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2016

Date of reporting period: 08/31/2016

Item 1 – Report to Stockholders

AUGUST 31, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Multi-Manager Alternative Strategies Fund	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

2	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, while, in contrast, the European Central Bank and the Bank of Japan increased stimulus, even introducing negative interest rates. The U.S. dollar had strengthened considerably, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices. Also during this time period, oil prices collapsed due to excess global supply. China showed signs of slowing economic growth and declining confidence in the country’s policymakers stoked worries about the potential impact on the global economy. Risk assets (such as equities and high yield bonds) struggled as volatility increased.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies, and oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding interest rates down — central bank accommodation, an aging population in need of income, and institutions such as insurance companies and pension plans needing to meet liabilities — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors.

Market volatility touched a year-to-date low in August, which may be a signal that investors have become complacent given persistent macro risks: Geopolitical turmoil continues to loom. A surprise move from the Fed — i.e., raising rates sooner than expected — has the potential to roil markets. And perhaps most likely to stir things up — the U.S. presidential election.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.60%	12.55%
U.S. small cap equities (Russell 2000® Index)	20.87	8.59
International equities (MSCI Europe, Australasia, Far East Index)	10.35	(0.12)
Emerging market equities (MSCI Emerging Markets Index)	22.69	11.83
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.23
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.22	7.35
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.68	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.35	7.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.56	9.12

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2016

Investment Objective

BlackRock Multi-Manager Alternative Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2016, the Fund underperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

Underlying Fund Strategies

The Fund seeks to achieve its investment objective by allocating to multiple affiliated and unaffiliated investment managers (“Sub-Advisers”) that employ a variety of alternative investment strategies. Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Within the Fund’s positioning, underlying investment strategies are diversified across various asset classes, including equity, fixed income, commodities, foreign exchange, and assets associated with market volatility. However, notwithstanding their categorization for financial reporting purposes, many of the positions held provided exposure to multiple types of underlying strategies. These strategies include:

•

Relative Value Strategies seek to profit from mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analysis to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms.

•

Event Driven Strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations that alter a company’s financial structure or operating strategy. The intended goal of event driven strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event. This can be done by taking a long position in a security or other financial instrument that is believed to be underpriced or a short position in a security or other financial instrument that is believed to be overpriced.

•

Fundamental Long/Short Strategies involve buying or selling securities believed to be overpriced or underpriced relative to their potential value. Investment strategies within the fundamental long/short discipline include long and short equity- or credit-based strategies that emphasize a fundamental valuation framework and equity active value strategies where an active role is taken to enhance corporate value.

•

Directional Trading Strategies seek to profit from changes in macro-level exposures, such as interest rates, currencies, equities and commodities. This strategy may involve analyzing fundamental macroeconomic inputs, as well as technical information such as price, to identify investment opportunities across a broad array of asset classes and geographies. These strategies may also include model-driven trading strategies that use technical or fundamental inputs in order to make a trading decision across a portfolio of major global asset classes including fixed income, foreign exchange, equities and commodities. Trading decisions are made systematically using a rules-based investment approach.

What factors influenced performance?

•

The largest detractors from the Fund’s relative performance for the 12-month period were a total return swap derivative strategy, bond holdings including corporate credit positions within retail and telecommunications, and a position in BlackRock Global Long/Short Equity Fund.

•

The Fund’s fundamental long/short credit, relative value, global macro/ directional trading, and event-driven strategies were the largest contributors to performance for the 12-month period. Within long/short credit, a position in a defunct telecommunication services company was the largest contributor to the Fund’s performance, followed by select positions in the energy sector. Holdings in a closed-end fund also contributed to performance, as did positions on interest rates in the United States and United Kingdom and several currency positions.

•

The Fund, through its underlying sub-advisers, held derivatives during the period. The use of derivatives detracted from performance during the period and primarily involved the Fund’s global macro, long/short credit, and long/short equity strategies. Derivative positions related to options, financial futures contracts, and swaps each detracted from performance, while derivative positions related to foreign currency transactions contributed positively to performance. The Fund maintained a position in cash and cash equivalents as collateral against the Fund’s exposure to derivatives including, but not limited to, total return swaps, interest rate swaps, credit default swaps and futures. The Fund’s cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund added three sub-advisors to the portfolio: Pine River Capital Management L.P. (a long/short equity manager), GLG Partners LP (a long/short equity manager) and Marathon Asset Management, LP (a long/ short credit manager). The Fund removed two sub-advisors during the period: MeehanCombs LP and Achievement Asset Management LLC.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund had the following approximate exposures to fund strategies: 31% long/short credit; 25% long/short equity; 20% event-driven; 15% directional trading; and 7% relative value.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund allocates assets to multiple affiliated and unaffiliated investment managers that employ a variety of alternative investment strategies.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended August 31, 2016
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.32%	(0.68)%	N/A	(0.94)%	N/A
Investor A	3.11	(0.96)	(6.16)%	(1.22)	(3.77)%
Investor C	2.70	(1.76)	(2.74)	(1.97)	(1.97)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.17	0.23	N/A	0.12	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on August 7, 2014.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Dividend Expense, Stock Loan Fees and Interest Expense		Excluding Dividend Expense, Stock Loan Fees and Interest Expense
	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Including Dividend Expense, Stock Loan Fees and Interest Expense[7]	Excluding Dividend Expense, Stock Loan Fees and Interest Expense[8]	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During the Period[7]	Ending Account Value August 31, 2016	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,033.20	$12.78	$9.30	$1,000.00	$1,012.57	$12.65	$1,015.99	$9.22
Investor A	$1,000.00	$1,031.10	$14.09	$10.62	$1,000.00	$1,011.26	$13.95	$1,014.68	$10.53
Investor C	$1,000.00	$1,027.00	$17.78	$14.34	$1,000.00	$1,007.59	$17.61	$1,010.99	$14.23

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.50% for Institutional, 2.76% for Investor A, and 3.49% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.82% for Institutional, 2.08% for Investor A, and 2.81% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	5

Fund Information as of August 31, 2016

Ten Largest Holdings	Percent of Total Investments[1]
BlackRock Event Driven Equity Fund	7%
Boussard & Gavaudan Holding Ltd.	3
Bear Stearns ALT-A Trust, Series 2005-10, Class 11A1	3
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan	3
FREMF Mortgage Trust, Series 2014-KS02, Class B	3
New LightSquared LLC, Loan	3
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class E	2
VOLT XXIX LLC, Series 2014-NP10, Class A1	2
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2	2
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE1, Class 2M3	2

Portfolio Composition	Percent of Total Investments[1]
Common Stocks	28%
Corporate Bonds	20
Investment Companies	12
Non-Agency Mortgage-Backed Securities	11
Asset-Backed Securities	10
Floating Rate Loan Interests	8
U.S. Government Sponsored Agency Securities	4
Preferred Securities	4
Warrants	2
Foreign Government Obligations	1

[1]	Total investments exclude short-term securities, options purchased, options written and investments sold short.

Ten Largest Investments Sold Short	Percent of Investments Sold Short
SPDR S&P 500 ETF Trust	4%
Consumer Staples Select Sector SPDR Fund	4
Parker-Hannifin Corp.	3
Zions Bancorporation	3
SunTrust Banks, Inc.	3
iShares iBoxx $ High Yield Corporate Bond ETF	3
Corning, Inc.	3
Occidental Petroleum Corp.	2
Schlumberger Ltd.	2
U.S. Treasury Bonds	2

Sector Allocation — Investments Sold Short	Percent of Investments Sold Short
Financials	18%
Information Technology	16
Investment Companies	15
Consumer Discretionary	13
Energy	12
Materials	8
Industrials	7
Health Care	6
U.S. Treasury Obligations	2
Telecommunication Services	2
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on March 1, 2016 and held through August 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments August 31, 2016	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
BCMSC Trust, Series 1999-A, Class A2, 5.80%, 3/15/29 (a)	USD	113	$115,004
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE1, Class 2M3, 0.95%, 2/25/36 (a)		1,776	1,374,744
BlueMountain CLO Ltd., Series 2012-1A, Class E, 6.20%, 7/20/23 (a)(b)		1,000	994,431
CountryPlace Manufactured Housing Contract Trust, Series 2007-1, Class A4, 5.85%, 7/15/37 (a)(b)		664	691,183
GSAMP Trust, Series 2004-NC2, Class M1, 1.57%, 10/25/34 (a)		75	68,683
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A4, 0.74%, 12/25/36 (a)		520	218,613
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class E, 5.21%, 10/25/25 (a)(b)		2,000	1,628,342
Specialty Underwriting & Residential Finance Trust, Series 2007-AB1, Class A2D, 0.87%, 3/25/37 (a)		384	202,953
VOLT XXIX LLC, Series 2014-NP10, Class A1, 3.38%, 10/25/54 (b)(c)		1,599	1,596,890
Total Asset-Backed Securities — 6.7%			6,890,843

Common Stocks		Shares
Aerospace & Defense — 0.6%
HEICO Corp., Class A		1,530	87,026
Raytheon Co.		1,633	228,832
United Technologies Corp. (d)		3,086	328,443

			644,301
Airlines — 0.4%
Southwest Airlines Co.		10,686	394,100
Auto Components — 0.6%
Delphi Automotive PLC		5,950	420,427
Magna International, Inc.		6,092	245,508

			665,935
Automobiles — 0.1%
Ford Motor Co. (d)		4,228	53,273
Banks — 0.0%
Bank of Kyoto Ltd.		6,186	44,826
Beverages — 1.3%
Coca-Cola Co. (d)		371	16,113
Constellation Brands, Inc. (e)		2,423	397,493
Heineken Holding NV		51	4,111
Molson Coors Brewing Co., Class B		5,748	588,135

Common Stocks	Shares	Value
Beverages (continued)
Monster Beverage Corp. (e)(f)	1,890	$290,852

		1,296,704
Biotechnology — 0.0%
Gilead Sciences, Inc. (d)	202	15,833
Capital Markets — 0.7%
AR Capital Acquisition Corp. (f)	7,000	69,790
Boulevard Acquisition Corp. II (f)	6,100	61,915
Boulevard Acquisition Corp. II, Class A (f)	13,881	136,728
Capitol Acquisition Corp. III (f)	6,800	69,360
Double Eagle Acquisition Corp. (f)	6,989	70,798
Gores Holdings, Inc. (f)	4,354	52,466
GP Investments Acquisition Corp. (f)	7,100	67,947
Hennessy Capital Acquisition Corp. II (f)	9,232	90,658
Hydra Industries Acquisition Corp. (f)	3,053	30,316
Quinpario Acquisition Corp. 2 (f)	7,103	70,178
Terrapin 3 Acquisition Corp., Class A (f)	2,353	19,695

		739,851
Chemicals — 0.5%
Albemarle Corp.	1,659	132,670
Dow Chemical Co. (d)	531	28,483
Monsanto Co.	1,724	183,606
Syngenta AG	500	218,287

		563,046
Diversified Financial Services — 0.3%
Deutsche Boerse AG	2,764	220,804
Industrivarden AB, Class C	2,283	41,562

		262,366
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc. (e)	11,004	575,839
Electronic Equipment, Instruments & Components — 0.1%
Applied DNA Sciences, Inc. (f)	210	672
Ingram Micro, Inc., Class A (f)	1,100	38,456
Rofin-Sinar Technologies, Inc. (f)	900	28,809

		67,937
Energy Equipment & Services — 0.9%
FMC Technologies, Inc. (f)	3,000	84,600
Halliburton Co.	14,726	633,365
Schlumberger Ltd.	2,378	187,862

		905,827
Food Products — 0.3%
ConAgra Foods, Inc.	5,194	242,092
Kellogg Co. (d)	200	16,442

		258,534
Health Care Equipment & Supplies — 0.4%
Alere, Inc. (f)	700	27,391

Portfolio Abbreviations
ADR	American Depositary Receipts	ETN	Exchange-Traded Note	NOK	Norwegian Krone
ASX	Australia Stock Exchange	EUR	Euro	NZD	New Zealand Dollar
AUD	Australian Dollar	EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-counter
CAD	Canadian Dollar	FKA	Formerly Known As	PIK	Payment-in-kind
CBOE	Chicago Board Option Exchange	FTSE	Financial Times Stock Exchange	S&P	Standard & Poor’s
CBOT	Chicago Board of Trade	GBP	British Pound	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SPDR	Standard & Poor’s Depositary Receipts
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TOPIX	Tokyo Stock Price Index
DKK	Danish Krone	MIB	Milano Italia Borsa	USD	U.S. Dollar
ETF	Exchange-Traded Fund	MSCI	Morgan Stanley Capital International

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	9

Consolidated Schedule of Investments (continued)

Common Stocks	Shares	Value
Health Care Equipment & Supplies (continued)
St Jude Medical, Inc.	4,828	$376,198
Terumo Corp.	40	1,558

		405,147
Hotels, Restaurants & Leisure — 0.4%
Carnival Corp.	942	45,028
Rezidor Hotel Group AB	6,579	28,896
Starbucks Corp.	5,696	320,286

		394,210
Household Durables — 0.4%
Lennar Corp., Class B	2,943	111,804
William Lyon Homes (e)(f)	3,000	264,720

		376,524
Household Products — 0.5%
Central Garden & Pet Co., Class A (f)	8,301	201,299
Svenska Cellulosa AB SCA, Class B	9,920	304,897

		506,196
Independent Power and Renewable Electricity Producers — 0.1%
NRG Yield, Inc., Class A	5,275	84,875
Industrial Conglomerates — 0.2%
General Electric Co.	7,543	235,643
Insurance — 0.1%
Crawford & Co., Class A	14,562	130,184
Internet & Catalog Retail — 0.3%
Amazon.com, Inc. (e)(f)	105	80,762
Liberty TripAdvisor Holdings, Inc., Class A (f)	3,053	63,533
Yoox Net-A-Porter Group SpA (f)	5,842	183,145

		327,440
Internet Software & Services — 2.5%
Alphabet, Inc. Class C (e)(f)	1,062	814,607
Alphabet, Inc., Class A (f)	488	385,447
Baidu, Inc. — ADR (e)(f)	417	71,336
Facebook, Inc., Class A (e)(f)	7,137	900,118
LinkedIn Corp., Class A (e)(f)	1,411	271,970
Yahoo!, Inc. (f)	897	38,347
Zillow Group, Inc., Class A (f)	3,980	134,643

		2,616,468
IT Services — 0.3%
Cognizant Technology Solutions Corp., Class A (f)	5,621	322,870
Machinery — 0.2%
Volvo AB, Class A	14,948	160,546
Media — 1.1%
Charter Communications, Inc., Class A (e)(f)	1,332	342,604
Comcast Corp.	7,778	507,592
Discovery Communications, Inc., Class C (f)	4,352	108,017
Liberty Media Group LLC, Class A (f)	2,709	57,973
Liberty SiriusXM Group, Class A (f)	698	23,390
News Corp., Class A	2,738	38,496
RELX NV — ADR	1,076	19,099
Viacom, Inc., Class B	1,102	44,455

		1,141,626
Metals & Mining — 0.5%
BHP Billiton PLC — ADR	8,392	216,430
Industrias Penoles SAB de CV	3,178	73,487
thyssenkrupp AG	8,221	191,350

		481,267
Oil, Gas & Consumable Fuels — 2.3%
Anadarko Petroleum Corp.	2,420	129,397

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc. (f)	3,645	$174,814
Denbury Resources, Inc. (f)	8,000	24,640
Devon Energy Corp.	318	13,779
Exxon Mobil Corp. (e)	1,584	138,030
Kinder Morgan, Inc.	17,233	376,541
Noble Energy, Inc.	16,238	559,886
Pioneer Natural Resources Co. (e)	2,996	536,434
Royal Dutch Shell PLC, Class A — ADR	1,107	54,132
Valero Energy Corp. (e)	6,841	378,649

		2,386,302
Personal Products — 0.1%
Edgewell Personal Care Co.	1,045	83,610
Pharmaceuticals — 0.5%
Mylan NV (f)	500	21,180
Novartis AG	2,895	228,019
Pfizer, Inc.	5,633	196,028
Valeant Pharmaceuticals International, Inc. (f)	625	18,144

		463,371
Real Estate Investment Trusts (REITs) — 0.1%
Altarea SCA	465	93,337
Road & Rail — 0.3%
Union Pacific Corp.	3,644	348,111
Semiconductors & Semiconductor Equipment — 0.0%
Fairchild Semiconductor International, Inc. (f)	1,800	35,820
Software — 0.2%
Microsoft Corp.	4,085	234,724
Specialty Retail — 0.0%
Lowe’s Cos, Inc.	500	38,280
Technology Hardware, Storage & Peripherals — 0.7%
Dell Technologies, Inc., Class V (f)	820	36,638
Hewlett Packard Enterprise Co. (e)	4,426	95,070
Hewlett-Packard Co. (f)	38,231	549,379
Lexmark International, Inc., Class A	1,000	35,810

		716,897
Textiles, Apparel & Luxury Goods — 0.3%
Christian Dior SE	235	40,723
Swatch Group AG — ADR	2,058	26,425
Under Armour, Inc., Class C (f)	7,583	270,334

		337,482
Tobacco — 0.3%
Reynolds American, Inc. (d)	300	14,871
Scandinavian Tobacco Group A/S	19,000	316,956

		331,827
Transportation Infrastructure — 0.2%
Enav SpA (f)	56,000	232,370
Wireless Telecommunication Services — 0.1%
NII Holdings, Inc. (f)	20,453	68,108
Total Common Stocks — 18.5%		19,041,607

See Notes to Consolidated Financial Statements.

10	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Aerospace & Defense — 0.7%
Meccanica Holdings USA, Inc., 7.38%, 7/15/39 (b)	USD	650	$705,250
Auto Components — 0.4%
TI Group Automotive Systems LLC, 8.75%, 7/15/23 (b)		404	421,170
Banks — 0.2%
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (b)		200	196,072
Biotechnology — 0.1%
ImmunoGen, Inc , 4.50%, 7/01/21 (b)(e)(g)		100	86,563
Chemicals — 0.6%
Ashland, Inc., 6.88%, 5/15/43		34	36,720
Hexion, Inc.:
6.63%, 4/15/20		439	380,560
10.00%, 4/15/20		200	195,500

			612,780
Commercial Services & Supplies — 0.1%
Harland Clarke Holdings Corp., 6.88%, 3/01/20 (b)		61	58,713
Communications Equipment — 0.1%
Ciena Corp., 3.75%, 10/15/18 (b)(e)(g)		86	107,984
Containers & Packaging — 0.1%
PaperWorks Industries, Inc., 9.50%, 8/15/19 (b)		166	156,870
Diversified Consumer Services — 0.4%
Monitronics International, Inc., 9.13%, 4/01/20		425	393,125
Diversified Telecommunication Services — 1.1%
Avaya, Inc.:
7.00%, 4/01/19 (b)		50	37,250
9.00%, 4/01/19 (b)		20	15,250
10.50%, 3/01/21 (b)		90	23,400
Frontier Communications Corp.:
10.50%, 9/15/22		194	211,096
11.00%, 9/15/25		434	468,720
Telefonica Participaciones SAU, 4.90%, 9/25/17 (g)	EUR	300	289,124
Telemar Norte Leste SA, 5.50%, 10/23/20 (f)(h)	USD	390	108,225

			1,153,065
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (b)(f)(h)		449	142,194
Energy Equipment & Services — 0.1%
Seadrill Ltd., 6.13%, 9/15/17 (b)		300	132,750
Health Care Equipment & Supplies — 0.3%
Insulet Corp., 2.00%, 6/15/19 (e)(g)		147	161,792
Wright Medical Group NV, 2.25%, 11/15/21 (b)(e)(g)		117	154,513

			316,305

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co, Inc.:
11.25%, 6/01/17 (f)(h)	USD	75	$73,875
9.00%, 2/15/20 (f)(h)		111	109,613
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 11.00%, 10/01/21		200	206,250

			389,738
Insurance — 0.2%
York Risk Services Holding Corp., 8.50%, 10/01/22 (b)		298	234,675
Internet & Catalog Retail — 0.5%
Netflix, Inc., 5.75%, 3/01/24		448	483,840
Internet Software & Services — 0.4%
Cornerstone OnDemand, Inc., 1.50%, 7/01/18 (e)(g)		166	176,894
Yahoo!, Inc., 0.00%, 12/01/18 (e)(g)(i)		241	247,025

			423,919
IT Services — 0.2%
Unisys Corp., 5.50%, 3/01/21 (b)(e)(g)		140	179,638
Machinery — 0.4%
Cloud Crane LLC, 10.13%, 8/01/24 (b)		433	449,238
Media — 0.8%
DISH Network Corp., 3.38%, 8/15/26 (b)(e)(g)		256	267,040
iHeartCommunications, Inc.:
9.00%, 9/15/22		45	32,963
10.63%, 3/15/23		623	459,464
Liberty Media Corp., 2.25%, 9/30/46 (b)(e)(g)		60	61,613

			821,080
Metals & Mining — 0.6%
Allegheny Technologies, Inc , 4.75%, 7/01/22 (e)(g)		200	266,875
Teck Resources Ltd., 6.13%, 10/01/35		350	292,250
Zekelman Industries, Inc., 9.88%, 6/15/23 (b)		30	32,100

			591,225
Oil, Gas & Consumable Fuels — 3.7%
Berry Petroleum Co. LLC:
6.75%, 11/01/20 (f)(h)		65	33,800
6.38%, 9/15/22 (f)(h)		1,061	551,720
Buckeye Partners LP, 5.60%, 10/15/44		330	333,512
Cheniere Energy, Inc., 4.25%, 3/15/45 (g)		97	59,837
Denbury Resources, Inc., 9.00%, 5/15/21 (b)		120	123,300
Endeavor Energy Resources LP/EER Finance, Inc., 7.00%, 8/15/21 (b)		330	330,825
NGPL PipeCo LLC, 7.77%, 12/15/37 (b)		513	550,834
Petrobras Global Finance BV, 5.38%, 10/01/29	GBP	100	107,999
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	USD	750	802,500
SandRidge Energy, Inc., 8.75%, 6/01/20 (b)(f)(h)		100	39,250
Tullow Oil PLC, 6.00%, 11/01/20 (b)		300	261,750
Whiting Petroleum Corp., 1.25%, 6/05/20 (e)(g)		179	153,638
Williams Partners LP, 6.30%, 4/15/40		425	463,934

			3,812,899
Pharmaceuticals — 0.5%
Concordia Healthcare Corp., 9.50%, 10/21/22 (b)		233	191,644
Medicines Co., 2.75%, 7/15/23 (b)(e)(g)		125	130,625

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	11

Consolidated Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc.:
5.38%, 3/15/20 (b)	USD	100	$94,250
6.13%, 4/15/25 (b)		125	109,844

			526,363
Software — 0.3%
Mentor Graphics Corp., 4.00%, 4/01/31 (e)(g)		150	181,969
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		94	104,105

			286,074
Specialty Retail — 0.2%
Chinos Intermediate Holdings A, Inc., 7.75% (7.75% Cash or 8.50% PIK), 5/01/19 (b)(j)		146	56,829
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)		200	115,300
Restoration Hardware Holdings, Inc., 0.00%, 7/15/20 (b)(e)(g)(i)		73	58,628

			230,757
Technology Hardware, Storage & Peripherals — 0.4%
Western Digital Corp., 10.50%, 4/01/24 (b)		321	362,730
Wireless Telecommunication Services — 0.2%
America Movil BV, 5.50%, 9/17/18 (g)	EUR	200	199,799
Total Corporate Bonds — 13.1%			13,474,816

Floating Rate Loan Interests (a)
Diversified Telecommunication Services — 3.8%
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.50%, 12/07/20 (f)(h)	USD	2,888	2,021,926
New LightSquared LLC, Loan, 9.75%, 6/15/20 (f)(h)		2,096	1,902,040

			3,923,966
Electric Utilities — 0.6%
Texas Competitive Electric Holdings Co. LLC (TXU), 2017 Term Loan (Extending), 4.97%, 10/10/17		1,855	593,600
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term Loan B, 6.75%, 10/31/17		257	266,638
Oil, Gas & Consumable Fuels — 0.2%
Arch Coal, Inc., Term Loan, 6.25%, 5/16/18		500	258,335
Specialty Retail — 0.4%
Toys ’R’ Us-Delaware, Inc., Term B-4 Loan, 9.75%, 4/24/20		496	439,148
Thrifts & Mortgage Finance — 0.2%
Walter Investment Management Corp., Tranche B Term Loan, 4.75%, 12/18/20		200	183,000
Total Floating Rate Loan Interests — 5.5%			5,664,687

Foreign Government Obligations
Canada — 0.3%
Canadian Government Bond, 1.75%, 9/01/19	CAD	359	283,190
Greece — 0.4%
Hellenic Republic Government Bond, 4.75%, 4/17/19	EUR	400	406,309
Total Foreign Government Obligations — 0.7%			689,499

Investment Companies		Shares	Value
Adams Diversified Equity Fund, Inc.		2,485	$32,628
BlackRock Event Driven Equity Fund (k)		584,112	5,087,617
Boussard & Gavaudan Holding Ltd. (f)		117,500	2,365,728
China Fund, Inc.		1,000	16,010
ETRACS Monthly Pay 2xLeveraged Closed-End Fund ETN		2,970	54,558
Industrial Select Sector SPDR Fund		2,675	156,728
Invesco Dynamic Credit Opportunities Fund		15,454	180,348
Invesco Senior Income Trust		24,859	109,628
iPATH S&P 500 VIX Short-Term Futures ETN (f)(l)		358	12,974
iShares U.S. Preferred Stock ETF (k)		299	11,990
Liberty All Star Equity Fund		7,999	41,595
Morgan Stanley China A Share Fund, Inc. (f)		606	11,550
Nuveen Credit Strategies Income Fund		12,288	103,834
PowerShares Senior Loan Portfolio		4,800	111,504
VanEck Vectors Gold Miners ETF		1,225	31,176
Voya Prime Rate Trust		17,831	93,791
Total Investment Companies — 8.2%			8,421,659

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 5.2%
Banc of America Funding Ltd., Series 2012-R5, Class A, 0.50%, 10/03/39 (a)(b)	USD	2	2,338
Bear Stearns ALT-A Trust:
Series 2005-10, Class 11A1, 1.02%, 1/25/36 (a)		2,772	2,238,212
Series 2006-4, Class 23A4, 2.90%, 8/25/36 (a)		2,203	1,355,908
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2, 0.68%, 2/25/37 (a)		1,757	1,573,046
Lehman XS Trust, Series 2007-12N, Class 1A2, 0.67%, 7/25/47 (a)		10	9,690
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-7, Class A1B, 0.57%, 9/25/36 (a)		378	171,470
Commercial Mortgage-Backed Securities — 1.9%
Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA, Class D, 3.61%, 6/15/34 (a)(b)		30	29,774
FREMF Mortgage Trust, Series 2014-KS02, Class B, 5.49%, 8/25/23 (a)(b)		1,973	1,965,774
Total Non-Agency Mortgage-Backed Securities — 7.1%			7,346,212

Preferred Securities

Capital Trusts
Banks — 0.7%
HSH Nordbank AG, 7.25% (m)		994	282,038
Societe Generale SA, 6.75% (a)(m)	EUR	200	224,205
UniCredit SpA, 8.00%, 4/03/49 (a)	USD	200	171,500
Total Capital Trusts — 0.7%			677,743

See Notes to Consolidated Financial Statements.

12	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Preferred Stocks		Shares	Value
Automobiles — 0.3%
Fiat Chrysler Automobiles NV, 7.88% (e)(f)(g)		4,142	$274,925
Commercial Services & Supplies — 0.1%
Stericycle, Inc., 5.25% (e)		976	67,920
Diversified Financial Services — 0.2%
Mandatory Exchangeable Trust, 5.75% (e)		2,000	240,940
Health Care Providers & Services — 0.1%
Anthem, Inc., 5.25% (e)		3,341	143,429
Insurance — 0.1%
Maiden Holdings Ltd., 7.25% (e)(g)		2,392	120,724
Oil, Gas & Consumable Fuels — 0.1%
Southwestern Energy Co., 6.25%		2,866	92,285
Pharmaceuticals — 0.5%
Allergan PLC, 5.50% (g)		400	333,064
Teva Pharmaceutical Industries Ltd., 7.00% (e)		200	172,000

			505,064
Real Estate Management & Development — 0.1%
Forestar Group, Inc., 6.00% (e)		9,294	153,324
Semiconductors & Semiconductor Equipment — 0.0%
SunEdison, Inc., 6.75%		250	313
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, 8.25%		27,000	103,950
Total Preferred Stocks — 1.6%			1,702,874
Total Preferred Securities — 2.3%			2,380,617

Taxable Municipal Bonds — 0.2%		Par (000)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.75%, 7/01/37	USD	305	221,143

U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations — 2.4%
Fannie Mae:
Series 1997-85, Class M, 6.50%, 12/25/27		785	116,234
Series 2001-61, Class SH, 7.39%, 11/18/31 (a)		143	31,422
Series 2006-115, Class EI, 6.12%, 12/25/36 (a)		614	130,872
Series 2006-126, Class CS, 6.18%, 1/25/37 (a)		602	122,718
Series 2007-77, Class SK, 5.35%, 8/25/37 (a)		566	86,061
Series 2007-88, Class VI, 6.02%, 9/25/37 (a)		516	107,282
Series 2008-87, Class AS, 7.13%, 7/25/33 (a)		239	52,440
Series 2011-129, Class S, 4.98%, 3/25/37 (a)		857	36,950
Series 2015-42, Class AI, 1.99%, 6/25/55 (a)		1,475	82,019
Series 2015-64, Class SK, 1.83%, 9/25/55 (a)		1,684	109,645
Series 2015-66, Class AS, 5.73%, 9/25/45 (a)		583	120,191
Series 345, Class 15, 6.00%, 3/25/34 (a)		706	155,104

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations (continued)
Freddie Mac:
Series 2416, Class SV, 7.24%, 5/15/31 (a)	USD	473	$93,297
Series 4413, Class WI, 1.88%, 10/15/41 (a)		1,120	71,780
Ginnie Mae:
Series 2003-52, Class SE, 6.09%, 6/16/33 (a)		529	116,426
Series 2004-46, Class S, 6.59%, 6/20/34 (a)		443	102,595
Series 2005-69, Class SY, 6.24%, 11/20/33 (a)		231	47,765
Series 2012-16, Class NI, 6.00%, 5/20/39		427	92,856
Series 2013-44, Class IB, 5.00%, 5/16/42		471	107,012
Series 2014-183, Class IM, 5.00%, 6/20/35		604	137,308
Series 2014-2, Class TI, 5.50%, 1/20/44		522	96,796
Series 2015-102, Class IT, 0.10%, 7/16/41 (a)		20,597	88,515
Series 2015-80, Class IH, 1.00%, 5/20/44 (a)		3,087	99,497
Series 2015-95, Class KI, 6.00%, 2/20/43		421	95,009
Series 2016-12, Class KI, 5.00%, 9/20/38		277	65,705
Series 2016-75, Class SA, 5.49%, 5/20/40 (a)		943	131,364

			2,496,863
Total U.S. Government Sponsored Agency Securities — 2.4%			2,496,863

Warrants		Shares	Value
Aerospace & Defense — 0.0%
Tempus Applied Solutions Holdings, Inc. (Issued 2/01/13, exercisable 2/04/13, 1 Share for 1 Warrant, Expires 7/31/20, Strike Price $11.50)		14,552	22
Banks — 0.6%
Associated Banc-Corp. (Issued/exercisable 12/01/11, 1 Share for 1 Warrant, Expires 11/21/18, Strike Price $19.77)		9,806	26,476
JPMorgan Chase & Co. (Issued/exercisable 10/28/08, 1.01 Shares for 1 Warrant, Expires 10/28/18, Strike Price $42.14)		5,707	146,327
M&T Bank Corp. (Issued 12/10/12, exercisable 12/12/12, 1 Share for 1 Warrant, Expires 12/23/18, Strike Price $73.86)		695	30,955
SunTrust Banks, Inc. (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $44.15)		32,158	181,371
SunTrust Banks, Inc. (Issued/exercisable 12/31/08, 1 Share for 1 Warrant, Expires 12/31/18, Strike Price $33.70)		81	902
TCF Financial Corp. (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $16.93)		30,287	45,128
Valley National Bancorp (Issued/exercisable 11/14/08, 1.1025 Shares for 1 Warrant, Expires 11/14/18, Strike Price $16.11)		14,369	1,221
Wells Fargo & Co. (Issued/exercisable 10/28/08, 1 Share for 1 Warrant, Expires 10/28/18, Strike Price $33.84)		2,418	41,372

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	13

Consolidated Schedule of Investments (continued)

Warrants	Shares	Value
Banks (continued)
Wintrust Financial Corp. (Issued/exercisable 12/19/08, 1 Share for 1 Warrant, Expires 12/19/18, Strike Price $22.82)	1,603	$52,178
Zions Bancorporation (Issued/exercisable 5/20/10, 1.018 Shares for 1 Warrant, Expires 5/22/20, Strike Price $35.89)	30,255	116,482

		642,412
Biotechnology — 0.0%
Cellectar Biosciences, Inc. (Issued/exercisable 4/15/16, 1 Share for 1 Warrant, Expires 4/8/21, Strike Price $3.04)	5,847	3,742
ContraFect Corp. (Issued/exercisable 9/12/14, 1 Share for 1 Warrant, Expires 1/31/17, Strike Price $4.80)	5,236	369

		4,111
Capital Markets — 0.0%
Arowana, Inc. (Issued/exercisable 5/14/15, 1 Share for 1 Warrant, Expires 5/01/20, Strike Price $12.50)	25,946	2,283
Chemicals — 0.0%
AgroFresh Solutions, Inc. (Issued 3/31/14, exercisable 4/07/14, 1 Share for 1 Warrant, Expires 2/19/19, Strike Price $11.50)	9,702	8,513
Electronic Equipment, Instruments & Components — 0.1%
Applied DNA Sciences, Inc. (Issued/exercisable 11/14/14, 1 Share for 1 Warrant, Expires 11/14/19, Strike Price $3.50)	27,486	30,235
Health Care Equipment & Supplies — 0.0%
DarioHealth Corp. (Issued 3/2/16, exercisable 3/4/16, 1 Share for 1 Warrant, Expires 3/8/21, Strike Price $5.63)	5,493	3,296
Hotels, Restaurants & Leisure — 0.2%
Del Taco Restaurants, Inc. (Issued/exercisable 1/03/14, 1 Share for 1 Warrant, Expires 6/30/20, Strike Price $11.50)	50,143	160,458
Machinery — 0.1%
Blue Bird Corp. (Issued/exercisable 3/10/14, 0.5 Shares for 1 Warrant, Expires 2/24/20, Strike Price $11.50)	46,839	72,600
Hennessy Capital Acquisition Corp. II (Issued 7/23/15, exercisable 9/11/15, 1 Share for 1 Warrant, Expires 9/11/20, Strike Price $11.50)	9,232	3,877

		76,477
Media — 0.0%
Hemisphere Media Group, Inc. (Issued/exercisable 8/19/11, 0.5 Shares for 1 Warrant, Expires 4/04/18, Strike Price $12.00)	18,794	14,471
Metals & Mining — 0.1%
Franco-Nevada Corp. (Issued/exercisable 6/16/09, 1 Share for 1 Warrant, Expires 6/16/17, Strike Price CAD 75.00)	5,098	87,856
New Gold, Inc. (Issued/exercisable 6/28/07, 1 Share for 1 Warrant, Expires 6/28/17, Strike Price CAD 15.00)	13,128	1,351

		89,207
Oil, Gas & Consumable Fuels — 0.0%
FieldPoint Petroleum Corp. (Issued/exercisable 3/28/12, 1 Share for 1 Warrant, Expires 3/23/18, Strike Price $4.00)	56,448	1,242

Warrants	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc. (Issued/exercisable 2/15/12, 1 Share for 1 Warrant, Expires 5/25/17, Strike Price $40.00)	109,858	$2,087

		3,329
Pharmaceuticals — 0.0%
EyeGate Pharmaceuticals, Inc. (Issued/exercisable 7/31/15, 1 Share for 1 Warrant, Expires 7/31/20, Strike Price $10.62)	46,688	16,341
Kitov Pharmaceuticals Holdings Ltd. — ADR (Issued/exercisable 11/20/15, 1 Share for 1 Warrant, Expires 11/20/20, Strike Price $4.13)	11,694	8,683
Oculus Innovative Sciences, Inc. (Issued/exercisable 1/16/15, 1 Share for 1 Warrant, Expires 1/21/20, Strike Price $1.30)	20,202	4,826

		29,850
Semiconductors & Semiconductor Equipment — 0.0%
Sunworks, Inc. (Issued/exercisable 3/03/15, 1 Share for 1 Warrant, Expires 3/09/20, Strike Price $4.15)	23,197	18,558
Software — 0.0%
RMG Networks Holding Corp. (Issued/exercisable 5/18/11, 1 Share for 1 Warrant, Expires 4/08/18, Strike Price $11.50)	12,715	25
Technology Hardware, Storage & Peripherals — 0.0%
Eastman Kodak Co. (Issued/exercisable 10/29/13, 1 Share for 1 Warrant, Expires 9/03/18, Strike Price $16.12)	5,226	14,267
Thrifts & Mortgage Finance — 0.1%
Washington Federal, Inc. (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $17.57)	13,088	114,782
Total Warrants — 1.2%		1,212,296
Total Long-Term Investments (Cost — $66,960,129) — 65.9%		67,840,242

Short-Term Securities
Money Market Funds — 28.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21% (k)(n)	29,519,401	29,519,401
Total Short-Term Securities (Cost — $29,519,401) — 28.7%		29,519,401

Options Purchased
(Cost — $633,179) — 0.5%		550,323
Total Investments Before Options Written and Investments Sold Short (Cost — $97,112,709) — 95.1%		97,909,966

Options Written
(Premiums Received — $59,914) — (0.0)%		(38,828)

See Notes to Consolidated Financial Statements.

14	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Investments Sold Short
Common Stocks	Shares	Value
Aerospace & Defense — (0.1)%
HEICO Corp.	1,521	$(103,367)
Automobiles — (0.9)%
Fiat Chrysler Automobiles NV	27,670	(190,370)
Ford Motor Co.	34,969	(440,609)
General Motors Co.	705	(22,504)
Toyota Motor Corp. — ADR	2,396	(289,029)

		(942,512)
Banks — (2.0)%
Associated Banc-Corp.	4,006	(79,479)
JPMorgan Chase & Co.	6,421	(433,418)
M&T Bank Corp.	333	(39,404)
SunTrust Banks, Inc.	13,201	(581,768)
TCF Financial Corp.	11,629	(170,365)
Wells Fargo & Co.	2,061	(104,699)
Wintrust Financial Corp.	782	(43,463)
Zions Bancorporation	19,458	(595,220)

		(2,047,816)
Beverages — (0.0)%
Heineken NV	50	(4,478)
Biotechnology — (0.0)%
ImmunoGen, Inc.	16,472	(46,286)
Chemicals — (0.7)%
AgroFresh Solutions, Inc.	3,875	(23,521)
LyondellBasell Industries NV	4,451	(351,139)
Praxair, Inc.	3,093	(377,470)

		(752,130)
Commercial Services & Supplies — (0.0)%
Stericycle, Inc.	391	(33,618)
Communications Equipment — (0.0)%
Ciena Corp.	2,139	(45,882)
Diversified Financial Services — (0.0)%
Industrivarden AB, Class A	2,285	(44,325)
Diversified Telecommunication Services — (0.4)%
Koninklijke KPN NV	41,633	(136,118)
Telefonica SA	19,402	(195,762)
Telefonica SA — ADR	2,500	(25,150)

		(357,030)
Electronic Equipment, Instruments & Components — (0.9)%
Amphenol Corp., Class A	5,564	(346,693)
Corning, Inc.	24,165	(548,304)

		(894,997)
Energy Equipment & Services — (0.9)%
National Oilwell Varco, Inc.	12,685	(425,455)
Schlumberger Ltd.	6,287	(496,673)

		(922,128)
Health Care Equipment & Supplies — (0.4)%
Abbott Laboratories	4,204	(176,652)
Insulet Corp.	2,043	(86,480)
Wright Medical Group NV	4,105	(101,640)

		(364,772)
Health Care Providers & Services — (0.1)%
Anthem, Inc.	718	(89,807)
Hotels, Restaurants & Leisure — (0.2)%
Carnival PLC — ADR	951	(46,114)

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (continued)
Del Taco Restaurants, Inc.	16,294	$(182,982)

		(229,096)
Household Durables — (0.4)%
Lennar Corp., Class A	2,955	(139,772)
William Lyon Homes, Class A	12,983	(223,957)

		(363,729)
Household Products — (0.2)%
Central Garden & Pet Co., Class A	8,217	(211,012)
Independent Power and Renewable Electricity Producers — (0.1)%
NRG Yield, Inc., Class C	5,265	(88,663)
Insurance — (0.3)%
Crawford & Co., Class B	14,491	(164,328)
Maiden Holdings Ltd.	6,743	(93,121)

		(257,449)
Internet & Catalog Retail — (0.1)%
TripAdvisor, Inc.	1,276	(77,836)
Internet Software & Services — (0.5)%
Alibaba Group Holding Ltd. — ADR	2,858	(277,769)
Alphabet, Inc., Class A	54	(42,652)
Cornerstone OnDemand, Inc.	1,202	(52,792)
Zillow Group, Inc., Class C	4,230	(143,185)

		(516,398)
IT Services — (1.1)%
Accenture PLC	1,317	(151,455)
Infosys Ltd. — ADR	23,316	(369,792)
International Business Machines Corp.	2,840	(451,219)
Unisys Corp.	11,452	(115,665)

		(1,088,131)
Machinery — (1.0)%
Blue Bird Corp.	12,664	(183,501)
Parker-Hannifin Corp.	5,473	(670,607)
Volvo AB, Class B	15,042	(161,471)

		(1,015,579)
Media — (0.6)%
Discovery Communications, Inc., Class A	4,341	(110,739)
DISH Network Corp., Class A	3,137	(157,572)
Hemisphere Media Group, Inc.	1,899	(25,314)
Liberty Media Group LLC, Class C	2,673	(56,828)
Liberty SiriusXM Group, Class C	678	(22,530)
News Corp., Class B	2,672	(38,557)
RELX PLC — ADR	1,074	(20,632)
Time Warner, Inc.	328	(25,718)
Viacom, Inc., Class A	1,037	(46,862)
Walt Disney Co.	1,573	(148,586)

		(653,338)
Metals & Mining — (0.9)%
Allegheny Technologies, Inc.	12,013	(204,942)
ArcelorMittal	6,422	(38,096)
BHP Billiton PLC — ADR	8,386	(251,580)
Franco-Nevada Corp.	3,493	(244,062)
Fresnillo PLC	2,936	(61,964)
Kinross Gold Corp.	2,067	(8,247)
SSAB AB	23,798	(70,770)

		(879,661)
Oil, Gas & Consumable Fuels — (1.6)%
Apache Corp.	2,101	(104,420)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	15

Consolidated Schedule of Investments (continued)

Common Stocks		Shares	Value
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.		2,620	$(263,520)
ConocoPhillips		6,943	(285,010)
Denbury Resources, Inc.		2,535	(7,808)
EOG Resources, Inc.		2,904	(256,975)
Kinder Morgan, Inc.		1,774	(38,762)
Occidental Petroleum Corp.		6,633	(509,746)
Royal Dutch Shell PLC, Class B — ADR		1,107	(57,221)
Southwestern Energy Co.		5,577	(77,576)
Whiting Petroleum Corp.		9,870	(71,952)

			(1,672,990)
Pharmaceuticals — (0.4)%
Allergan PLC		787	(184,583)
Medicines Co.		1,788	(70,036)
Teva Pharmaceutical Industries Ltd. — ADR		2,208	(111,261)

			(365,880)
Professional Services — (0.1)%
Nielsen Holdings PLC		2,279	(121,425)
Real Estate Investment Trusts (REITs) — (0.5)%
Crown Castle International Corp.		1,951	(184,896)
Equinix, Inc.		907	(334,365)

			(519,261)
Real Estate Management & Development — (0.3)%
Forestar Group, Inc.		11,663	(146,371)
Vonovia SE		3,979	(154,599)

			(300,970)
Semiconductors & Semiconductor Equipment — (0.1)%
Micron Technology, Inc.		8,888	(146,563)
Software — (0.9)%
Activision Blizzard, Inc.		2,265	(93,703)
Adobe Systems, Inc.		937	(95,864)
Electronic Arts, Inc.		5,304	(430,844)
Mentor Graphics Corp.		6,378	(153,136)
Workday, Inc., Class A		1,292	(109,549)

			(883,096)
Specialty Retail — (0.0)%
Home Depot, Inc.		300	(40,236)
Textiles, Apparel & Luxury Goods — (0.5)%
Cie Financiere Richemont SA — ADR		4,578	(26,186)
LVMH Moet Hennessy Louis Vuitton SE		235	(39,764)
Under Armour, Inc., Class A		11,395	(451,584)

			(517,534)
Thrifts & Mortgage Finance — (0.2)%
Washington Federal, Inc.		9,327	(247,165)
Total Common Stocks — (16.4)%			(16,845,160)

Corporate Bonds		Par (000)
Banks — (0.4)%
Canadian Western Bank, 3.46%, 12/17/24 (a)	CAD	359	(276,956)
Standard Chartered PLC, 6.50% (a)(m)	USD	200	(188,250)

			(465,206)
Oil, Gas & Consumable Fuels — (0.1)%
Whiting Petroleum Corp., 1.25%, 4/01/20 (g)		97	(76,691)

Corporate Bonds		Par (000)	Value
Pharmaceuticals — (0.4)%
Horizon Pharma Financing, Inc., 6.63%, 5/01/23	USD	200	$(197,500)
Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (g)		200	(199,375)

			(396,875)
Trading Companies & Distributors — (0.3)%
United Rentals North America, Inc., 6.13%, 6/15/23		261	(274,376)
Total Corporate Bonds — (1.2)%			(1,213,148)

Investment Companies		Shares
Consumer Staples Select Sector SPDR Fund		14,400	(783,648)
Direxion Daily Emerging Markets Bear 3X Shares		700	(17,549)
Direxion Daily Financial Bear 3X Shares		700	(21,336)
Direxion Daily Financial Bull 3X Shares		1,400	(43,302)
Direxion Daily Gold Miners Index Bull 3X Shares		5,000	(88,750)
Direxion Daily Small Cap Bear 3X Shares		1,000	(28,240)
iShares Edge MSCI Minimum Volatility USA ETF (k)		9,316	(428,257)
iShares iBoxx $ High Yield Corporate Bond ETF (k)		6,600	(572,286)
SPDR EURO STOXX 50 ETF		6,214	(204,130)
SPDR S&P 500 ETF Trust		4,366	(949,343)
VanEck Vectors Junior Gold Miners ETF		723	(30,200)
Vanguard FTSE Emerging Markets ETF		3,100	(115,785)
Total Investment Companies — (3.2)%			(3,282,826)

Preferred Stocks
Banks — 0.0%
Citigroup, Inc.		400	(12,088)
Total Preferred Stocks — (0.0)%			(12,088)

U.S. Treasury Obligations		Par (000)
U.S. Treasury Obligations — (0.4)%
U.S. Treasury Bonds, 3.00%, 11/15/45	USD	392	(456,818)
Total U.S. Treasury Obligations — (0.4)%			(456,818)
Total Investments Sold Short (Proceeds — $21,058,321) — (21.2)%			(21,810,040)
Total Investments Net of Options Written and Investments Sold Short — 73.9%			76,061,098
Other Assets Less Liabilities — 26.1%			26,845,645

Net Assets — 100.0%			$102,906,743

See Notes to Consolidated Financial Statements.

16	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Notes to Consolidated Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(e)	All or a portion of security has been pledged as collateral in connection with short sales.

(f)	Non-income producing security.

(g)	Convertible security.

(h)	Issuer filed for bankruptcy and/or is in default.

(i)	Zero-coupon bond.

(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(k)	During the year ended August 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2015	Shares Purchased		Shares Sold	Shares Held at August 31, 2016	Value at August 31, 2016	Income	Realized Gain (Loss)/ Capital Gains
BlackRock Event Driven Equity Fund - Institutional Class	—	584,112		—	584,112	$5,087,617	—	—
BlackRock Global Long/Short Credit Fund - Institutional Class	339,566	742,511		(1,082,077)	—	—	—	$(78,932)
BlackRock Global Long/Short Equity Fund - Institutional Class	1,284,164	443,780		(1,727,944)	—	—	—	(116,306)
BlackRock Global Long/Short Equity Fund - Class K	—	627,932		(627,932)	—	—	—	(62,793)
BlackRock Liquidity Funds, TempFund, Institutional Class	19,792,005	—		(19,792,005)[1]	—	—	$81,665	742
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	29,519,401	[2]	—	29,519,401	29,519,401	2,896	—
iShares 20+ Year Treasury Bond ETF	—	1,788		(1,788)	—	—	221	(294)
iShares 3-7 Year Treasury Bond ETF	—	9,255		(9,255)	—	—	473	(4,028)
iShares Global Healthcare ETF	—	400		(400)	—	—	—	2,810
iShares iBoxx $ High Yield Corporate Bond ETF	—	4,791		(4,791)	—	—	6,333	12,855
iShares MSCI Brazil Capped ETF	7,622	3,842		(11,464)	—	—	136	8,553
iShares MSCI Switzerland Capped ETF	—	133		(133)	—	—	—	(66)
iShares MSCI USA Momentum Factor ETF	700	154		(854)	—	—	284	943
iShares Russell 2000 ETF	—	889		(889)	—	—	731	978
iShares Russell Mid-Cap Value ETF	—	2,500		(2,500)	—	—	—	1,521
iShares U.S. Preferred Stock ETF	—	12,092		(11,793)	299	11,990	1,778	2,081
Total						$34,619,008	$94,517	$(231,936)

Affiliate Investments Sold Short	Shares Held at August 31, 2015	Shares Purchased		Shares Sold	Shares Held at August 31, 2016	Value at August 31, 2016	Expense	Realized Gain (Loss)/ Capital Gains
iShares 3-7 Year Treasury Bond ETF	—	6,804		(6,804)	—	—	$246	$783
iShares China Large-Cap ETF	—	3,062		(3,062)	—	—	540	832
iShares Core U.S. Credit Bond ETF	—	400		(400)	—	—	—	(601)
iShares Edge MSCI Minimum Volatility U.S. ETF	—	—		(9,316)	(9,316)	$(428,257)	1,301	—
iShares Global Healthcare ETF	—	397		(397)	—	—	357	1,652
iShares iBoxx $ High Yield Corporate Bond ETF	—	5,650		(12,250)	(6,600)	(572,286)	14,538	(5,677)
iShares MSCI Brazil Capped ETF	—	848		(848)	—	—	—	733
iShares MSCI Switzerland Capped ETF	(1,700)	2,433		(733)	—	—	645	8,269
iShares Russell Mid-Cap Value ETF	(4,650)	15,750		(11,100)	—	—	—	27,167
iShares Select Dividend ETF	—	854		(854)	—	—	462	(685)
iShares TIPS Bond ETF	(356)	975		(619)	—	—	148	(1,558)
iShares U.S. Preferred Stock ETF	—	8,989		(8,989)	—	—	3,766	(8,217)
Total						$(1,000,543)	$22,003	$22,698

[1] Represents net shares sold.

[2] Represents net shares purchased.

(l)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(m)	Perpetual security with no stated maturity date.

(n)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	17

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
2	Amsterdam Exchanges Index	September 2016	USD	202,699	$3,078
5	ASX SPI 200 Index	September 2016	USD	508,237	(6,596)
(32)	Australian Government Bonds (10 Year)	September 2016	USD	3,316,301	(24,531)
73	Australian Government Bonds (3 Year)	September 2016	USD	6,228,704	23,900
(2)	CAC 40 10 Euro Future Index	September 2016	USD	99,007	(726)
5	DAX Index	September 2016	USD	1,479,434	5,674
16	E-mini Dow ($5) - CBOT	September 2016	USD	1,471,600	3,501
(19)	Euro STOXX 50 Index	September 2016	USD	642,164	(8,509)
(33)	Euro-Bobl	September 2016	USD	4,917,423	3,953
(47)	Euro-Bund	September 2016	USD	8,775,081	2,925
(44)	Euro-Schatz	September 2016	USD	5,497,423	(8,364)
17	FTSE 100 Index	September 2016	USD	1,514,872	(11,769)
(4)	FTSE/MIB Index	September 2016	USD	377,870	(10,637)
1	Hang Seng Index	September 2016	USD	147,785	(65)
(2)	Japanese Government Bonds (10 Year)	September 2016	USD	2,926,787	771
(5)	NASDAQ 100 E-Mini Index	September 2016	USD	477,375	1,067
7	NASDAQ 100 E-Mini Index	September 2016	USD	668,325	(4,257)
(1)	Nikkei 225 Index	September 2016	USD	163,244	(7,927)
6	OMX Nordic Exchange	September 2016	USD	99,367	(288)
(2)	Russell 2000 Mini Index	September 2016	USD	247,760	(8,841)
(28)	S&P 500 E-Mini	September 2016	USD	3,037,300	7,745
2	S&P/Toronto Stock Exchange 60 Index	September 2016	USD	259,295	2,714
(7)	SGX MSCI Singapore Index	September 2016	USD	159,477	2,853
3	TOPIX Index	September 2016	USD	385,783	2,703
(3)	30 Day Fed Fund	October 2016	USD	1,244,287	(189)
(2)	3-month Euro Swiss Franc Interest Rate	December 2016	USD	512,379	990
(1)	3-month EuroYen	December 2016	USD	241,603	120
12	ASX 90 Day Bank Accepted Bills	December 2016	USD	8,982,080	4,533
(11)	Canadian Bankers Acceptance	December 2016	USD	2,077,703	293
19	Canadian Government Bonds (10 Year)	December 2016	USD	2,126,453	3,253
15	Long Gilt British	December 2016	USD	2,590,771	4,671
13	U.S. Treasury Bonds (30 Year)	December 2016	USD	2,214,875	1,724
108	U.S. Treasury Notes (10 Year)	December 2016	USD	14,139,563	(15,491)
4	U.S. Treasury Notes (2 Year)	December 2016	USD	873,250	(64)
30	U.S. Treasury Notes (5 Year)	December 2016	USD	3,637,500	(3,545)
(16)	3-month EURIBOR	June 2017	USD	4,477,189	(700)
(119)	Euro Dollar	June 2017	USD	29,442,088	63,713
(28)	Three Month Sterling	June 2017	USD	4,583,602	(2,647)
Total					$25,035

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	288,664	CAD	376,000	J.P. Morgan Securities LLC	9/06/16	$1,938
USD	611,092	EUR	550,928	J.P. Morgan Securities LLC	9/12/16	(3,774)
CHF	121,963	USD	127,363	Bank of New York Mellon	9/15/16	(3,242)
EUR	238,302	USD	268,678	Bank of New York Mellon	9/15/16	(2,684)
EUR	249,883	USD	283,072	Bank of New York Mellon	9/15/16	(4,152)
USD	355,691	CHF	343,640	Bank of New York Mellon	9/15/16	5,969
USD	360,773	DKK	2,387,017	Bank of New York Mellon	9/15/16	2,752

See Notes to Consolidated Financial Statements.

18	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	39,875	EUR	35,752	Bank of New York Mellon	9/15/16	$(32)
USD	39,936	EUR	35,265	Bank of New York Mellon	9/15/16	573
USD	72,491	EUR	65,000	Bank of New York Mellon	9/15/16	(63)
USD	159,391	EUR	142,645	Bank of New York Mellon	9/15/16	170
USD	1,024,090	EUR	910,132	Bank of New York Mellon	9/15/16	8,196
USD	5,882	GBP	4,448	Bank of New York Mellon	9/15/16	39
USD	112,866	GBP	87,386	Bank of New York Mellon	9/15/16	(1,929)
USD	78,431	SEK	669,240	Bank of New York Mellon	9/15/16	195
USD	78,516	SEK	665,678	Bank of New York Mellon	9/15/16	696
USD	157,453	SEK	1,320,193	Bank of New York Mellon	9/15/16	3,118
AUD	141	USD	106	JPMorgan Chase Bank N.A.	9/21/16	—
AUD	420	USD	307	JPMorgan Chase Bank N.A.	9/21/16	8
AUD	476	USD	348	JPMorgan Chase Bank N.A.	9/21/16	9
AUD	658	USD	486	JPMorgan Chase Bank N.A.	9/21/16	9
AUD	758	USD	559	JPMorgan Chase Bank N.A.	9/21/16	10
AUD	8,723	USD	6,487	JPMorgan Chase Bank N.A.	9/21/16	65
AUD	9,698	USD	7,328	JPMorgan Chase Bank N.A.	9/21/16	(44)
AUD	21,263	USD	16,198	JPMorgan Chase Bank N.A.	9/21/16	(227)
AUD	22,533	USD	16,993	JPMorgan Chase Bank N.A.	9/21/16	(68)
AUD	39,936	USD	29,458	JPMorgan Chase Bank N.A.	9/21/16	540
AUD	48,636	USD	37,051	JPMorgan Chase Bank N.A.	9/21/16	(519)
AUD	68,090	USD	50,636	JPMorgan Chase Bank N.A.	9/21/16	509
AUD	78,960	USD	60,661	JPMorgan Chase Bank N.A.	9/21/16	(1,351)
AUD	123,802	USD	93,631	JPMorgan Chase Bank N.A.	9/21/16	(639)
AUD	125,574	USD	95,599	JPMorgan Chase Bank N.A.	9/21/16	(1,276)
AUD	202,802	USD	149,483	JPMorgan Chase Bank N.A.	9/21/16	2,850
AUD	230,796	USD	173,515	JPMorgan Chase Bank N.A.	9/21/16	(154)
AUD	262,887	USD	200,780	JPMorgan Chase Bank N.A.	9/21/16	(3,315)
AUD	269,103	USD	200,347	JPMorgan Chase Bank N.A.	9/21/16	1,787
AUD	376,915	USD	281,729	JPMorgan Chase Bank N.A.	9/21/16	1,387
AUD	397,917	USD	295,680	JPMorgan Chase Bank N.A.	9/21/16	3,212
AUD	516,844	USD	387,979	JPMorgan Chase Bank N.A.	9/21/16	243
AUD	524,550	USD	392,998	JPMorgan Chase Bank N.A.	9/21/16	1,013
AUD	594,889	USD	457,023	JPMorgan Chase Bank N.A.	9/21/16	(10,178)
AUD	688,602	USD	508,202	JPMorgan Chase Bank N.A.	9/21/16	9,035
AUD	728,070	USD	537,039	JPMorgan Chase Bank N.A.	9/21/16	9,844
AUD	782,633	USD	580,674	JPMorgan Chase Bank N.A.	9/21/16	7,193
AUD	794,422	USD	586,212	JPMorgan Chase Bank N.A.	9/21/16	10,511
AUD	805,112	USD	589,133	JPMorgan Chase Bank N.A.	9/21/16	15,620
AUD	910,517	USD	666,289	JPMorgan Chase Bank N.A.	9/21/16	17,638
AUD	1,225,501	USD	933,538	JPMorgan Chase Bank N.A.	9/21/16	(13,013)
AUD	2,574,633	USD	1,915,148	JPMorgan Chase Bank N.A.	9/21/16	18,764
CAD	1,330	USD	1,017	JPMorgan Chase Bank N.A.	9/21/16	(3)
CAD	2,573	USD	1,976	JPMorgan Chase Bank N.A.	9/21/16	(14)
CAD	5,048	USD	3,919	JPMorgan Chase Bank N.A.	9/21/16	(69)
CAD	6,715	USD	5,255	JPMorgan Chase Bank N.A.	9/21/16	(134)
CAD	7,879	USD	6,134	JPMorgan Chase Bank N.A.	9/21/16	(125)
CAD	18,820	USD	14,453	JPMorgan Chase Bank N.A.	9/21/16	(100)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	19

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	24,961	USD	19,549	JPMorgan Chase Bank N.A.	9/21/16	$(513)
CAD	54,978	USD	41,900	JPMorgan Chase Bank N.A.	9/21/16	28
CAD	67,860	USD	52,686	JPMorgan Chase Bank N.A.	9/21/16	(933)
CAD	84,989	USD	66,164	JPMorgan Chase Bank N.A.	9/21/16	(1,349)
CAD	102,067	USD	79,875	JPMorgan Chase Bank N.A.	9/21/16	(2,036)
CAD	146,410	USD	114,180	JPMorgan Chase Bank N.A.	9/21/16	(2,523)
CAD	178,798	USD	140,371	JPMorgan Chase Bank N.A.	9/21/16	(4,014)
CAD	201,345	USD	154,643	JPMorgan Chase Bank N.A.	9/21/16	(1,091)
CAD	228,909	USD	173,532	JPMorgan Chase Bank N.A.	9/21/16	1,042
CAD	235,776	USD	179,690	JPMorgan Chase Bank N.A.	9/21/16	121
CAD	246,778	USD	191,107	JPMorgan Chase Bank N.A.	9/21/16	(2,906)
CAD	257,103	USD	200,437	JPMorgan Chase Bank N.A.	9/21/16	(4,363)
CAD	275,699	USD	210,829	JPMorgan Chase Bank N.A.	9/21/16	(572)
CAD	288,243	USD	223,361	JPMorgan Chase Bank N.A.	9/21/16	(3,538)
CAD	320,691	USD	242,424	JPMorgan Chase Bank N.A.	9/21/16	2,145
CAD	376,315	USD	292,984	JPMorgan Chase Bank N.A.	9/21/16	(5,995)
CAD	377,159	USD	292,093	JPMorgan Chase Bank N.A.	9/21/16	(4,460)
CAD	570,361	USD	438,217	JPMorgan Chase Bank N.A.	9/21/16	(3,242)
CAD	584,612	USD	449,470	JPMorgan Chase Bank N.A.	9/21/16	(3,626)
CAD	677,155	USD	527,207	JPMorgan Chase Bank N.A.	9/21/16	(10,787)
CAD	884,200	USD	679,594	JPMorgan Chase Bank N.A.	9/21/16	(5,276)
CAD	1,196,405	USD	908,943	JPMorgan Chase Bank N.A.	9/21/16	3,473
CAD	4,917,928	USD	3,874,639	JPMorgan Chase Bank N.A.	9/21/16	(124,067)
EUR	55	USD	61	JPMorgan Chase Bank N.A.	9/21/16	—
EUR	480	USD	533	JPMorgan Chase Bank N.A.	9/21/16	3
EUR	922	USD	1,047	JPMorgan Chase Bank N.A.	9/21/16	(18)
EUR	3,151	USD	3,563	JPMorgan Chase Bank N.A.	9/21/16	(45)
EUR	5,056	USD	5,612	JPMorgan Chase Bank N.A.	9/21/16	33
EUR	6,048	USD	6,812	JPMorgan Chase Bank N.A.	9/21/16	(60)
EUR	12,011	USD	13,441	JPMorgan Chase Bank N.A.	9/21/16	(31)
EUR	12,824	USD	14,546	JPMorgan Chase Bank N.A.	9/21/16	(228)
EUR	22,415	USD	25,347	JPMorgan Chase Bank N.A.	9/21/16	(320)
EUR	30,828	USD	34,284	JPMorgan Chase Bank N.A.	9/21/16	135
EUR	51,492	USD	57,223	JPMorgan Chase Bank N.A.	9/21/16	268
EUR	62,918	USD	69,290	JPMorgan Chase Bank N.A.	9/21/16	959
EUR	76,273	USD	86,461	JPMorgan Chase Bank N.A.	9/21/16	(1,301)
EUR	95,289	USD	107,325	JPMorgan Chase Bank N.A.	9/21/16	(934)
EUR	107,545	USD	119,908	JPMorgan Chase Bank N.A.	9/21/16	166
EUR	125,891	USD	140,459	JPMorgan Chase Bank N.A.	9/21/16	99
EUR	143,853	USD	162,035	JPMorgan Chase Bank N.A.	9/21/16	(1,422)
EUR	154,873	USD	173,077	JPMorgan Chase Bank N.A.	9/21/16	(160)
EUR	181,682	USD	205,255	JPMorgan Chase Bank N.A.	9/21/16	(2,406)
EUR	189,655	USD	213,626	JPMorgan Chase Bank N.A.	9/21/16	(1,874)
EUR	203,422	USD	226,535	JPMorgan Chase Bank N.A.	9/21/16	587
EUR	211,866	USD	234,731	JPMorgan Chase Bank N.A.	9/21/16	1,820
EUR	243,101	USD	271,415	JPMorgan Chase Bank N.A.	9/21/16	9
EUR	256,634	USD	284,266	JPMorgan Chase Bank N.A.	9/21/16	2,268
EUR	266,570	USD	302,842	JPMorgan Chase Bank N.A.	9/21/16	(5,215)

See Notes to Consolidated Financial Statements.

20	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	410,470	USD	465,313	JPMorgan Chase Bank N.A.	9/21/16	$(7,020)
EUR	418,310	USD	464,328	JPMorgan Chase Bank N.A.	9/21/16	2,718
EUR	422,256	USD	470,963	JPMorgan Chase Bank N.A.	9/21/16	489
EUR	432,664	USD	487,314	JPMorgan Chase Bank N.A.	9/21/16	(4,241)
EUR	533,740	USD	592,467	JPMorgan Chase Bank N.A.	9/21/16	3,458
EUR	540,640	USD	596,758	JPMorgan Chase Bank N.A.	9/21/16	6,871
EUR	559,949	USD	626,617	JPMorgan Chase Bank N.A.	9/21/16	(1,429)
EUR	570,405	USD	633,543	JPMorgan Chase Bank N.A.	9/21/16	3,319
EUR	615,196	USD	688,454	JPMorgan Chase Bank N.A.	9/21/16	(1,582)
EUR	653,162	USD	735,715	JPMorgan Chase Bank N.A.	9/21/16	(6,454)
EUR	670,819	USD	744,314	JPMorgan Chase Bank N.A.	9/21/16	4,661
GBP	1,510	USD	1,960	JPMorgan Chase Bank N.A.	9/21/16	24
GBP	2,642	USD	3,479	JPMorgan Chase Bank N.A.	9/21/16	(7)
GBP	3,378	USD	4,387	JPMorgan Chase Bank N.A.	9/21/16	51
GBP	3,849	USD	5,150	JPMorgan Chase Bank N.A.	9/21/16	(93)
GBP	7,236	USD	9,488	JPMorgan Chase Bank N.A.	9/21/16	19
GBP	10,614	USD	13,720	JPMorgan Chase Bank N.A.	9/21/16	225
GBP	10,667	USD	13,845	JPMorgan Chase Bank N.A.	9/21/16	170
GBP	10,991	USD	14,306	JPMorgan Chase Bank N.A.	9/21/16	135
GBP	16,133	USD	21,410	JPMorgan Chase Bank N.A.	9/21/16	(213)
GBP	17,557	USD	23,130	JPMorgan Chase Bank N.A.	9/21/16	(63)
GBP	19,197	USD	27,377	JPMorgan Chase Bank N.A.	9/21/16	(2,155)
GBP	19,974	USD	25,953	JPMorgan Chase Bank N.A.	9/21/16	290
GBP	23,773	USD	31,087	JPMorgan Chase Bank N.A.	9/21/16	148
GBP	23,974	USD	31,652	JPMorgan Chase Bank N.A.	9/21/16	(153)
GBP	32,347	USD	42,632	JPMorgan Chase Bank N.A.	9/21/16	(133)
GBP	35,073	USD	46,179	JPMorgan Chase Bank N.A.	9/21/16	(98)
GBP	42,504	USD	57,364	JPMorgan Chase Bank N.A.	9/21/16	(1,520)
GBP	45,218	USD	66,415	JPMorgan Chase Bank N.A.	9/21/16	(7,005)
GBP	46,751	USD	66,133	JPMorgan Chase Bank N.A.	9/21/16	(4,709)
GBP	52,148	USD	68,378	JPMorgan Chase Bank N.A.	9/21/16	138
GBP	55,567	USD	72,202	JPMorgan Chase Bank N.A.	9/21/16	806
GBP	64,717	USD	95,522	JPMorgan Chase Bank N.A.	9/21/16	(10,493)
GBP	69,770	USD	92,115	JPMorgan Chase Bank N.A.	9/21/16	(447)
GBP	78,944	USD	103,918	JPMorgan Chase Bank N.A.	9/21/16	(197)
GBP	81,491	USD	106,691	JPMorgan Chase Bank N.A.	9/21/16	376
GBP	103,483	USD	136,662	JPMorgan Chase Bank N.A.	9/21/16	(700)
GBP	111,607	USD	144,267	JPMorgan Chase Bank N.A.	9/21/16	2,369
GBP	129,085	USD	172,336	JPMorgan Chase Bank N.A.	9/21/16	(2,737)
GBP	132,737	USD	172,470	JPMorgan Chase Bank N.A.	9/21/16	1,927
GBP	141,010	USD	185,117	JPMorgan Chase Bank N.A.	9/21/16	151
GBP	171,081	USD	221,882	JPMorgan Chase Bank N.A.	9/21/16	2,894
GBP	206,567	USD	307,927	JPMorgan Chase Bank N.A.	9/21/16	(36,528)
GBP	210,587	USD	281,776	JPMorgan Chase Bank N.A.	9/21/16	(5,095)
GBP	212,775	USD	280,367	JPMorgan Chase Bank N.A.	9/21/16	(811)
GBP	230,066	USD	302,362	JPMorgan Chase Bank N.A.	9/21/16	(88)
GBP	285,363	USD	373,609	JPMorgan Chase Bank N.A.	9/21/16	1,318
GBP	363,223	USD	479,138	JPMorgan Chase Bank N.A.	9/21/16	(1,915)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	21

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	399,193	USD	527,761	JPMorgan Chase Bank N.A.	9/21/16	$(3,278)
GBP	421,224	USD	595,855	JPMorgan Chase Bank N.A.	9/21/16	(42,427)
GBP	501,081	USD	663,506	JPMorgan Chase Bank N.A.	9/21/16	(5,157)
GBP	513,244	USD	678,698	JPMorgan Chase Bank N.A.	9/21/16	(4,369)
JPY	159,549	USD	1,512	JPMorgan Chase Bank N.A.	9/21/16	31
JPY	2,101,179	USD	21,035	JPMorgan Chase Bank N.A.	9/21/16	(707)
JPY	2,327,696	USD	22,332	JPMorgan Chase Bank N.A.	9/21/16	187
JPY	2,551,456	USD	25,487	JPMorgan Chase Bank N.A.	9/21/16	(802)
JPY	2,877,465	USD	27,602	JPMorgan Chase Bank N.A.	9/21/16	236
JPY	2,896,020	USD	27,780	JPMorgan Chase Bank N.A.	9/21/16	238
JPY	3,776,920	USD	37,678	JPMorgan Chase Bank N.A.	9/21/16	(1,138)
JPY	4,827,862	USD	47,319	JPMorgan Chase Bank N.A.	9/21/16	(611)
JPY	6,421,517	USD	63,826	JPMorgan Chase Bank N.A.	9/21/16	(1,700)
JPY	6,894,536	USD	67,622	JPMorgan Chase Bank N.A.	9/21/16	(920)
JPY	7,010,294	USD	67,076	JPMorgan Chase Bank N.A.	9/21/16	746
JPY	9,370,984	USD	89,103	JPMorgan Chase Bank N.A.	9/21/16	1,558
JPY	10,304,039	USD	97,663	JPMorgan Chase Bank N.A.	9/21/16	2,025
JPY	10,735,426	USD	102,664	JPMorgan Chase Bank N.A.	9/21/16	1,198
JPY	11,360,296	USD	113,100	JPMorgan Chase Bank N.A.	9/21/16	(3,192)
JPY	11,752,633	USD	115,673	JPMorgan Chase Bank N.A.	9/21/16	(1,970)
JPY	12,476,317	USD	122,246	JPMorgan Chase Bank N.A.	9/21/16	(1,542)
JPY	12,727,413	USD	124,094	JPMorgan Chase Bank N.A.	9/21/16	(960)
JPY	13,429,456	USD	134,445	JPMorgan Chase Bank N.A.	9/21/16	(4,519)
JPY	14,855,019	USD	148,388	JPMorgan Chase Bank N.A.	9/21/16	(4,671)
JPY	18,541,790	USD	185,153	JPMorgan Chase Bank N.A.	9/21/16	(5,767)
JPY	19,332,543	USD	190,521	JPMorgan Chase Bank N.A.	9/21/16	(3,485)
JPY	19,550,940	USD	194,971	JPMorgan Chase Bank N.A.	9/21/16	(5,822)
JPY	23,623,628	USD	228,170	JPMorgan Chase Bank N.A.	9/21/16	381
JPY	27,239,117	USD	264,037	JPMorgan Chase Bank N.A.	9/21/16	(507)
JPY	38,967,993	USD	380,472	JPMorgan Chase Bank N.A.	9/21/16	(3,469)
JPY	42,473,752	USD	416,879	JPMorgan Chase Bank N.A.	9/21/16	(5,959)
JPY	45,327,117	USD	443,640	JPMorgan Chase Bank N.A.	9/21/16	(5,114)
JPY	45,501,137	USD	447,837	JPMorgan Chase Bank N.A.	9/21/16	(7,628)
JPY	45,761,416	USD	437,858	JPMorgan Chase Bank N.A.	9/21/16	4,870
JPY	48,436,389	USD	456,490	JPMorgan Chase Bank N.A.	9/21/16	12,117
JPY	60,997,050	USD	571,604	JPMorgan Chase Bank N.A.	9/21/16	18,523
JPY	63,029,934	USD	594,000	JPMorgan Chase Bank N.A.	9/21/16	15,795
JPY	78,383,998	USD	737,829	JPMorgan Chase Bank N.A.	9/21/16	20,512
JPY	152,857,185	USD	1,438,845	JPMorgan Chase Bank N.A.	9/21/16	40,000
NOK	546	USD	65	JPMorgan Chase Bank N.A.	9/21/16	1
NOK	4,433	USD	524	JPMorgan Chase Bank N.A.	9/21/16	8
NOK	7,793	USD	930	JPMorgan Chase Bank N.A.	9/21/16	5
NOK	19,191	USD	2,319	JPMorgan Chase Bank N.A.	9/21/16	(16)
NOK	20,210	USD	2,425	JPMorgan Chase Bank N.A.	9/21/16	—
NOK	51,866	USD	6,249	JPMorgan Chase Bank N.A.	9/21/16	(24)
NOK	76,279	USD	9,034	JPMorgan Chase Bank N.A.	9/21/16	120
NOK	168,967	USD	20,148	JPMorgan Chase Bank N.A.	9/21/16	131
NOK	186,446	USD	22,052	JPMorgan Chase Bank N.A.	9/21/16	324

See Notes to Consolidated Financial Statements.

22	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	627,151	USD	74,611	JPMorgan Chase Bank N.A.	9/21/16	$656
NOK	1,104,451	USD	132,053	JPMorgan Chase Bank N.A.	9/21/16	496
NOK	2,145,186	USD	261,915	JPMorgan Chase Bank N.A.	9/21/16	(4,463)
NOK	2,550,952	USD	306,132	JPMorgan Chase Bank N.A.	9/21/16	17
NOK	2,759,577	USD	330,530	JPMorgan Chase Bank N.A.	9/21/16	658
NOK	2,933,034	USD	354,398	JPMorgan Chase Bank N.A.	9/21/16	(2,393)
NOK	3,720,440	USD	455,726	JPMorgan Chase Bank N.A.	9/21/16	(9,221)
NOK	3,898,642	USD	469,714	JPMorgan Chase Bank N.A.	9/21/16	(1,823)
NOK	4,066,296	USD	485,922	JPMorgan Chase Bank N.A.	9/21/16	2,090
NZD	69	USD	49	JPMorgan Chase Bank N.A.	9/21/16	1
NZD	1,364	USD	973	JPMorgan Chase Bank N.A.	9/21/16	16
NZD	4,543	USD	3,188	JPMorgan Chase Bank N.A.	9/21/16	105
NZD	6,821	USD	4,929	JPMorgan Chase Bank N.A.	9/21/16	16
NZD	7,347	USD	5,180	JPMorgan Chase Bank N.A.	9/21/16	146
NZD	7,553	USD	5,458	JPMorgan Chase Bank N.A.	9/21/16	18
NZD	14,575	USD	10,205	JPMorgan Chase Bank N.A.	9/21/16	361
NZD	14,930	USD	10,404	JPMorgan Chase Bank N.A.	9/21/16	419
NZD	28,379	USD	20,651	JPMorgan Chase Bank N.A.	9/21/16	(78)
NZD	64,408	USD	46,158	JPMorgan Chase Bank N.A.	9/21/16	534
NZD	81,811	USD	57,413	JPMorgan Chase Bank N.A.	9/21/16	1,896
NZD	84,153	USD	59,666	JPMorgan Chase Bank N.A.	9/21/16	1,340
NZD	89,931	USD	63,787	JPMorgan Chase Bank N.A.	9/21/16	1,408
NZD	109,183	USD	77,820	JPMorgan Chase Bank N.A.	9/21/16	1,332
NZD	136,455	USD	96,606	JPMorgan Chase Bank N.A.	9/21/16	2,316
NZD	169,001	USD	120,180	JPMorgan Chase Bank N.A.	9/21/16	2,337
NZD	174,426	USD	124,033	JPMorgan Chase Bank N.A.	9/21/16	2,417
NZD	185,999	USD	133,765	JPMorgan Chase Bank N.A.	9/21/16	1,074
NZD	255,613	USD	181,012	JPMorgan Chase Bank N.A.	9/21/16	4,293
NZD	327,476	USD	236,631	JPMorgan Chase Bank N.A.	9/21/16	771
NZD	389,930	USD	278,901	JPMorgan Chase Bank N.A.	9/21/16	3,777
NZD	394,188	USD	276,543	JPMorgan Chase Bank N.A.	9/21/16	9,222
NZD	398,908	USD	285,000	JPMorgan Chase Bank N.A.	9/21/16	4,187
NZD	529,906	USD	379,789	JPMorgan Chase Bank N.A.	9/21/16	4,364
NZD	565,740	USD	403,610	JPMorgan Chase Bank N.A.	9/21/16	6,520
NZD	677,642	USD	475,190	JPMorgan Chase Bank N.A.	9/21/16	16,064
NZD	725,954	USD	522,215	JPMorgan Chase Bank N.A.	9/21/16	4,062
NZD	1,692,344	USD	1,181,865	JPMorgan Chase Bank N.A.	9/21/16	44,991
SEK	45	USD	5	JPMorgan Chase Bank N.A.	9/21/16	—
SEK	474	USD	56	JPMorgan Chase Bank N.A.	9/21/16	(1)
SEK	520	USD	61	JPMorgan Chase Bank N.A.	9/21/16	—
SEK	4,099	USD	495	JPMorgan Chase Bank N.A.	9/21/16	(16)
SEK	4,219	USD	495	JPMorgan Chase Bank N.A.	9/21/16	(2)
SEK	4,382	USD	517	JPMorgan Chase Bank N.A.	9/21/16	(5)
SEK	4,514	USD	528	JPMorgan Chase Bank N.A.	9/21/16	—
SEK	4,632	USD	558	JPMorgan Chase Bank N.A.	9/21/16	(16)
SEK	5,203	USD	610	JPMorgan Chase Bank N.A.	9/21/16	(2)
SEK	7,960	USD	939	JPMorgan Chase Bank N.A.	9/21/16	(8)
SEK	40,516	USD	4,838	JPMorgan Chase Bank N.A.	9/21/16	(100)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	23

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	55,721	USD	6,574	JPMorgan Chase Bank N.A.	9/21/16	$(58)
SEK	60,325	USD	7,076	JPMorgan Chase Bank N.A.	9/21/16	(22)
SEK	489,530	USD	57,445	JPMorgan Chase Bank N.A.	9/21/16	(200)
SEK	504,963	USD	61,008	JPMorgan Chase Bank N.A.	9/21/16	(1,958)
SEK	515,060	USD	60,764	JPMorgan Chase Bank N.A.	9/21/16	(533)
SEK	523,879	USD	61,239	JPMorgan Chase Bank N.A.	9/21/16	23
SEK	570,508	USD	68,728	JPMorgan Chase Bank N.A.	9/21/16	(2,014)
SEK	923,763	USD	108,921	JPMorgan Chase Bank N.A.	9/21/16	(896)
SEK	3,847,890	USD	453,582	JPMorgan Chase Bank N.A.	9/21/16	(3,613)
SEK	4,761,973	USD	568,571	JPMorgan Chase Bank N.A.	9/21/16	(11,710)
USD	12	AUD	16	JPMorgan Chase Bank N.A.	9/21/16	—
USD	370	AUD	486	JPMorgan Chase Bank N.A.	9/21/16	5
USD	370	AUD	493	JPMorgan Chase Bank N.A.	9/21/16	(1)
USD	764	AUD	1,023	JPMorgan Chase Bank N.A.	9/21/16	(4)
USD	1,787	AUD	2,359	JPMorgan Chase Bank N.A.	9/21/16	15
USD	3,621	AUD	4,777	JPMorgan Chase Bank N.A.	9/21/16	33
USD	5,219	AUD	6,908	JPMorgan Chase Bank N.A.	9/21/16	30
USD	7,376	AUD	9,839	JPMorgan Chase Bank N.A.	9/21/16	(15)
USD	16,822	AUD	22,303	JPMorgan Chase Bank N.A.	9/21/16	69
USD	18,182	AUD	23,554	JPMorgan Chase Bank N.A.	9/21/16	490
USD	27,062	AUD	35,725	JPMorgan Chase Bank N.A.	9/21/16	227
USD	36,129	AUD	49,050	JPMorgan Chase Bank N.A.	9/21/16	(715)
USD	43,511	AUD	57,531	JPMorgan Chase Bank N.A.	9/21/16	297
USD	51,819	AUD	69,115	JPMorgan Chase Bank N.A.	9/21/16	(96)
USD	102,832	AUD	134,728	JPMorgan Chase Bank N.A.	9/21/16	1,633
USD	161,301	AUD	211,995	JPMorgan Chase Bank N.A.	9/21/16	2,063
USD	224,112	AUD	303,766	JPMorgan Chase Bank N.A.	9/21/16	(4,059)
USD	267,494	AUD	358,686	JPMorgan Chase Bank N.A.	9/21/16	(1,930)
USD	296,485	AUD	397,029	JPMorgan Chase Bank N.A.	9/21/16	(1,739)
USD	355,550	AUD	464,280	JPMorgan Chase Bank N.A.	9/21/16	6,811
USD	373,528	AUD	499,877	JPMorgan Chase Bank N.A.	9/21/16	(1,950)
USD	386,970	AUD	510,771	JPMorgan Chase Bank N.A.	9/21/16	3,309
USD	559,077	AUD	730,171	JPMorgan Chase Bank N.A.	9/21/16	10,616
USD	611,971	AUD	801,786	JPMorgan Chase Bank N.A.	9/21/16	9,717
USD	615,406	AUD	804,558	JPMorgan Chase Bank N.A.	9/21/16	11,070
USD	630,674	AUD	851,066	JPMorgan Chase Bank N.A.	9/21/16	(8,597)
USD	701,602	AUD	957,962	JPMorgan Chase Bank N.A.	9/21/16	(17,963)
USD	821,275	AUD	1,114,153	JPMorgan Chase Bank N.A.	9/21/16	(15,611)
USD	973,078	AUD	1,320,000	JPMorgan Chase Bank N.A.	9/21/16	(18,429)
USD	573	CAD	745	JPMorgan Chase Bank N.A.	9/21/16	5
USD	3,393	CAD	4,350	JPMorgan Chase Bank N.A.	9/21/16	75
USD	3,521	CAD	4,513	JPMorgan Chase Bank N.A.	9/21/16	79
USD	4,671	CAD	6,044	JPMorgan Chase Bank N.A.	9/21/16	61
USD	5,477	CAD	7,124	JPMorgan Chase Bank N.A.	9/21/16	44
USD	8,764	CAD	11,407	JPMorgan Chase Bank N.A.	9/21/16	65
USD	9,566	CAD	12,385	JPMorgan Chase Bank N.A.	9/21/16	120
USD	39,553	CAD	51,294	JPMorgan Chase Bank N.A.	9/21/16	435
USD	44,673	CAD	57,807	JPMorgan Chase Bank N.A.	9/21/16	588

See Notes to Consolidated Financial Statements.

24	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	46,039	CAD	59,488	JPMorgan Chase Bank N.A.	9/21/16	$672
USD	47,729	CAD	60,737	JPMorgan Chase Bank N.A.	9/21/16	1,409
USD	57,276	CAD	74,432	JPMorgan Chase Bank N.A.	9/21/16	511
USD	74,087	CAD	97,132	JPMorgan Chase Bank N.A.	9/21/16	11
USD	83,723	CAD	108,179	JPMorgan Chase Bank N.A.	9/21/16	1,222
USD	87,275	CAD	114,850	JPMorgan Chase Bank N.A.	9/21/16	(313)
USD	121,606	CAD	158,278	JPMorgan Chase Bank N.A.	9/21/16	899
USD	144,547	CAD	188,922	JPMorgan Chase Bank N.A.	9/21/16	470
USD	238,172	CAD	311,219	JPMorgan Chase Bank N.A.	9/21/16	826
USD	238,180	CAD	313,457	JPMorgan Chase Bank N.A.	9/21/16	(872)
USD	308,159	CAD	396,629	JPMorgan Chase Bank N.A.	9/21/16	5,678
USD	319,737	CAD	413,500	JPMorgan Chase Bank N.A.	9/21/16	4,389
USD	345,716	CAD	450,509	JPMorgan Chase Bank N.A.	9/21/16	2,143
USD	356,572	CAD	453,748	JPMorgan Chase Bank N.A.	9/21/16	10,529
USD	405,104	CAD	522,771	JPMorgan Chase Bank N.A.	9/21/16	6,423
USD	477,867	CAD	621,972	JPMorgan Chase Bank N.A.	9/21/16	3,531
USD	491,534	CAD	638,277	JPMorgan Chase Bank N.A.	9/21/16	4,764
USD	501,119	CAD	646,148	JPMorgan Chase Bank N.A.	9/21/16	8,346
USD	578,169	CAD	760,356	JPMorgan Chase Bank N.A.	9/21/16	(1,702)
USD	698,624	CAD	913,884	JPMorgan Chase Bank N.A.	9/21/16	1,667
USD	751,762	CAD	978,493	JPMorgan Chase Bank N.A.	9/21/16	5,532
USD	962,239	CAD	1,229,847	JPMorgan Chase Bank N.A.	9/21/16	24,319
USD	2,768	EUR	2,478	JPMorgan Chase Bank N.A.	9/21/16	2
USD	6,166	EUR	5,496	JPMorgan Chase Bank N.A.	9/21/16	30
USD	18,771	EUR	16,786	JPMorgan Chase Bank N.A.	9/21/16	30
USD	37,448	EUR	33,912	JPMorgan Chase Bank N.A.	9/21/16	(415)
USD	42,729	EUR	38,695	JPMorgan Chase Bank N.A.	9/21/16	(474)
USD	43,233	EUR	38,291	JPMorgan Chase Bank N.A.	9/21/16	481
USD	60,594	EUR	54,498	JPMorgan Chase Bank N.A.	9/21/16	(253)
USD	60,801	EUR	54,192	JPMorgan Chase Bank N.A.	9/21/16	295
USD	62,445	EUR	55,626	JPMorgan Chase Bank N.A.	9/21/16	338
USD	86,892	EUR	77,399	JPMorgan Chase Bank N.A.	9/21/16	475
USD	113,160	EUR	99,835	JPMorgan Chase Bank N.A.	9/21/16	1,693
USD	127,069	EUR	114,626	JPMorgan Chase Bank N.A.	9/21/16	(912)
USD	135,084	EUR	119,230	JPMorgan Chase Bank N.A.	9/21/16	1,963
USD	156,078	EUR	138,156	JPMorgan Chase Bank N.A.	9/21/16	1,825
USD	161,088	EUR	141,087	JPMorgan Chase Bank N.A.	9/21/16	3,563
USD	192,624	EUR	173,245	JPMorgan Chase Bank N.A.	9/21/16	(805)
USD	212,050	EUR	189,961	JPMorgan Chase Bank N.A.	9/21/16	(43)
USD	223,115	EUR	195,182	JPMorgan Chase Bank N.A.	9/21/16	5,192
USD	226,438	EUR	205,090	JPMorgan Chase Bank N.A.	9/21/16	(2,547)
USD	226,485	EUR	199,904	JPMorgan Chase Bank N.A.	9/21/16	3,291
USD	247,989	EUR	219,514	JPMorgan Chase Bank N.A.	9/21/16	2,900
USD	249,074	EUR	223,129	JPMorgan Chase Bank N.A.	9/21/16	(51)
USD	256,018	EUR	229,339	JPMorgan Chase Bank N.A.	9/21/16	(41)
USD	342,671	EUR	308,649	JPMorgan Chase Bank N.A.	9/21/16	(1,938)
USD	361,258	EUR	325,883	JPMorgan Chase Bank N.A.	9/21/16	(2,593)
USD	378,271	EUR	340,714	JPMorgan Chase Bank N.A.	9/21/16	(2,139)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	25

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	394,451	EUR	354,276	JPMorgan Chase Bank N.A.	9/21/16	$(1,101)
USD	447,355	EUR	399,949	JPMorgan Chase Bank N.A.	9/21/16	809
USD	509,845	EUR	450,927	JPMorgan Chase Bank N.A.	9/21/16	6,381
USD	539,975	EUR	490,080	JPMorgan Chase Bank N.A.	9/21/16	(7,203)
USD	591,553	EUR	528,904	JPMorgan Chase Bank N.A.	9/21/16	1,027
USD	601,436	EUR	528,512	JPMorgan Chase Bank N.A.	9/21/16	11,348
USD	650,251	EUR	579,247	JPMorgan Chase Bank N.A.	9/21/16	3,517
USD	676,048	EUR	598,829	JPMorgan Chase Bank N.A.	9/21/16	7,451
USD	741,780	EUR	663,322	JPMorgan Chase Bank N.A.	9/21/16	1,175
USD	789,346	EUR	711,148	JPMorgan Chase Bank N.A.	9/21/16	(4,657)
USD	821,182	EUR	738,872	JPMorgan Chase Bank N.A.	9/21/16	(3,774)
USD	904,830	EUR	805,977	JPMorgan Chase Bank N.A.	9/21/16	4,950
USD	991,727	EUR	871,633	JPMorgan Chase Bank N.A.	9/21/16	18,541
USD	48	GBP	36	JPMorgan Chase Bank N.A.	9/21/16	1
USD	134	GBP	101	JPMorgan Chase Bank N.A.	9/21/16	1
USD	3,950	GBP	3,028	JPMorgan Chase Bank N.A.	9/21/16	(29)
USD	4,463	GBP	3,148	JPMorgan Chase Bank N.A.	9/21/16	327
USD	4,480	GBP	3,367	JPMorgan Chase Bank N.A.	9/21/16	56
USD	6,811	GBP	5,202	JPMorgan Chase Bank N.A.	9/21/16	(24)
USD	8,647	GBP	6,613	JPMorgan Chase Bank N.A.	9/21/16	(42)
USD	13,308	GBP	10,052	JPMorgan Chase Bank N.A.	9/21/16	101
USD	23,799	GBP	18,066	JPMorgan Chase Bank N.A.	9/21/16	62
USD	34,150	GBP	26,296	JPMorgan Chase Bank N.A.	9/21/16	(399)
USD	42,773	GBP	30,115	JPMorgan Chase Bank N.A.	9/21/16	3,206
USD	62,447	GBP	47,139	JPMorgan Chase Bank N.A.	9/21/16	513
USD	63,779	GBP	47,758	JPMorgan Chase Bank N.A.	9/21/16	1,032
USD	66,083	GBP	49,706	JPMorgan Chase Bank N.A.	9/21/16	777
USD	100,389	GBP	76,135	JPMorgan Chase Bank N.A.	9/21/16	359
USD	126,191	GBP	96,252	JPMorgan Chase Bank N.A.	9/21/16	(270)
USD	129,267	GBP	96,795	JPMorgan Chase Bank N.A.	9/21/16	2,092
USD	132,012	GBP	99,651	JPMorgan Chase Bank N.A.	9/21/16	1,084
USD	151,315	GBP	110,368	JPMorgan Chase Bank N.A.	9/21/16	6,307
USD	155,711	GBP	118,028	JPMorgan Chase Bank N.A.	9/21/16	639
USD	196,137	GBP	146,043	JPMorgan Chase Bank N.A.	9/21/16	4,257
USD	221,907	GBP	168,892	JPMorgan Chase Bank N.A.	9/21/16	7
USD	241,812	GBP	186,132	JPMorgan Chase Bank N.A.	9/21/16	(2,739)
USD	272,219	GBP	208,195	JPMorgan Chase Bank N.A.	9/21/16	(1,319)
USD	329,649	GBP	247,752	JPMorgan Chase Bank N.A.	9/21/16	4,138
USD	554,807	GBP	391,357	JPMorgan Chase Bank N.A.	9/21/16	40,620
USD	644,359	GBP	454,918	JPMorgan Chase Bank N.A.	9/21/16	46,662
USD	684,445	GBP	521,430	JPMorgan Chase Bank N.A.	9/21/16	(640)
USD	845,241	GBP	579,292	JPMorgan Chase Bank N.A.	9/21/16	84,134
USD	72	JPY	7,393	JPMorgan Chase Bank N.A.	9/21/16	1
USD	728	JPY	74,346	JPMorgan Chase Bank N.A.	9/21/16	9
USD	986	JPY	98,676	JPMorgan Chase Bank N.A.	9/21/16	32
USD	3,479	JPY	351,529	JPMorgan Chase Bank N.A.	9/21/16	78
USD	7,199	JPY	765,828	JPMorgan Chase Bank N.A.	9/21/16	(211)
USD	10,492	JPY	1,090,611	JPMorgan Chase Bank N.A.	9/21/16	(59)

See Notes to Consolidated Financial Statements.

26	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	19,687	JPY	2,085,624	JPMorgan Chase Bank N.A.	9/21/16	$(491)
USD	21,804	JPY	2,319,701	JPMorgan Chase Bank N.A.	9/21/16	(638)
USD	30,832	JPY	3,257,543	JPMorgan Chase Bank N.A.	9/21/16	(683)
USD	43,795	JPY	4,645,433	JPMorgan Chase Bank N.A.	9/21/16	(1,148)
USD	55,752	JPY	5,644,252	JPMorgan Chase Bank N.A.	9/21/16	1,146
USD	61,458	JPY	6,510,976	JPMorgan Chase Bank N.A.	9/21/16	(1,533)
USD	67,017	JPY	6,778,912	JPMorgan Chase Bank N.A.	9/21/16	1,433
USD	81,786	JPY	8,663,811	JPMorgan Chase Bank N.A.	9/21/16	(2,033)
USD	99,919	JPY	10,545,635	JPMorgan Chase Bank N.A.	9/21/16	(2,107)
USD	102,080	JPY	10,294,334	JPMorgan Chase Bank N.A.	9/21/16	2,485
USD	135,116	JPY	14,344,706	JPMorgan Chase Bank N.A.	9/21/16	(3,665)
USD	135,901	JPY	14,450,185	JPMorgan Chase Bank N.A.	9/21/16	(3,900)
USD	136,328	JPY	14,174,480	JPMorgan Chase Bank N.A.	9/21/16	(805)
USD	137,815	JPY	14,112,981	JPMorgan Chase Bank N.A.	9/21/16	1,277
USD	139,178	JPY	14,689,166	JPMorgan Chase Bank N.A.	9/21/16	(2,935)
USD	143,528	JPY	15,237,796	JPMorgan Chase Bank N.A.	9/21/16	(3,893)
USD	148,297	JPY	15,624,849	JPMorgan Chase Bank N.A.	9/21/16	(2,869)
USD	148,537	JPY	15,725,594	JPMorgan Chase Bank N.A.	9/21/16	(3,603)
USD	181,211	JPY	18,697,710	JPMorgan Chase Bank N.A.	9/21/16	316
USD	189,443	JPY	19,160,830	JPMorgan Chase Bank N.A.	9/21/16	4,068
USD	204,275	JPY	20,662,804	JPMorgan Chase Bank N.A.	9/21/16	4,369
USD	216,455	JPY	22,929,481	JPMorgan Chase Bank N.A.	9/21/16	(5,381)
USD	248,768	JPY	25,087,246	JPMorgan Chase Bank N.A.	9/21/16	6,056
USD	255,989	JPY	26,615,916	JPMorgan Chase Bank N.A.	9/21/16	(1,512)
USD	257,805	JPY	26,865,073	JPMorgan Chase Bank N.A.	9/21/16	(2,106)
USD	272,751	JPY	27,290,365	JPMorgan Chase Bank N.A.	9/21/16	8,725
USD	273,720	JPY	28,526,052	JPMorgan Chase Bank N.A.	9/21/16	(2,260)
USD	278,938	JPY	28,993,980	JPMorgan Chase Bank N.A.	9/21/16	(1,569)
USD	309,354	JPY	31,218,163	JPMorgan Chase Bank N.A.	9/21/16	7,328
USD	326,525	JPY	34,462,115	JPMorgan Chase Bank N.A.	9/21/16	(6,885)
USD	352,298	JPY	35,947,826	JPMorgan Chase Bank N.A.	9/21/16	4,515
USD	355,910	JPY	37,474,131	JPMorgan Chase Bank N.A.	9/21/16	(6,641)
USD	360,369	JPY	38,074,123	JPMorgan Chase Bank N.A.	9/21/16	(7,986)
USD	372,915	JPY	37,800,917	JPMorgan Chase Bank N.A.	9/21/16	7,203
USD	389,768	JPY	39,386,053	JPMorgan Chase Bank N.A.	9/21/16	8,720
USD	392,415	JPY	39,600,224	JPMorgan Chase Bank N.A.	9/21/16	9,296
USD	428,394	JPY	42,875,009	JPMorgan Chase Bank N.A.	9/21/16	13,592
USD	454,822	JPY	48,002,782	JPMorgan Chase Bank N.A.	9/21/16	(9,590)
USD	531,970	JPY	54,371,642	JPMorgan Chase Bank N.A.	9/21/16	5,942
USD	22	NOK	183	JPMorgan Chase Bank N.A.	9/21/16	—
USD	149	NOK	1,266	JPMorgan Chase Bank N.A.	9/21/16	(3)
USD	726	NOK	5,888	JPMorgan Chase Bank N.A.	9/21/16	19
USD	2,185	NOK	18,488	JPMorgan Chase Bank N.A.	9/21/16	(34)
USD	49,398	NOK	405,846	JPMorgan Chase Bank N.A.	9/21/16	691
USD	122,503	NOK	999,385	JPMorgan Chase Bank N.A.	9/21/16	2,563
USD	200,073	NOK	1,712,314	JPMorgan Chase Bank N.A.	9/21/16	(5,429)
USD	269,843	NOK	2,233,840	JPMorgan Chase Bank N.A.	9/21/16	1,752
USD	302,884	NOK	2,566,575	JPMorgan Chase Bank N.A.	9/21/16	(5,140)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	27

Consolidated Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	322,447	NOK	2,648,932	JPMorgan Chase Bank N.A.	9/21/16	$4,539
USD	327,108	NOK	2,721,745	JPMorgan Chase Bank N.A.	9/21/16	461
USD	405,626	NOK	3,421,745	JPMorgan Chase Bank N.A.	9/21/16	(5,031)
USD	756,625	NOK	6,393,201	JPMorgan Chase Bank N.A.	9/21/16	(10,648)
USD	768,026	NOK	6,498,123	JPMorgan Chase Bank N.A.	9/21/16	(11,839)
USD	2,191,349	NOK	17,766,587	JPMorgan Chase Bank N.A.	9/21/16	59,112
USD	2,773	NZD	3,912	JPMorgan Chase Bank N.A.	9/21/16	(63)
USD	8,439	NZD	12,108	JPMorgan Chase Bank N.A.	9/21/16	(338)
USD	9,726	NZD	13,443	JPMorgan Chase Bank N.A.	9/21/16	(20)
USD	12,574	NZD	17,329	JPMorgan Chase Bank N.A.	9/21/16	12
USD	21,373	NZD	30,275	JPMorgan Chase Bank N.A.	9/21/16	(575)
USD	28,264	NZD	40,185	JPMorgan Chase Bank N.A.	9/21/16	(868)
USD	46,769	NZD	65,182	JPMorgan Chase Bank N.A.	9/21/16	(485)
USD	227,942	NZD	316,820	JPMorgan Chase Bank N.A.	9/21/16	(1,735)
USD	300,544	NZD	411,164	JPMorgan Chase Bank N.A.	9/21/16	2,473
USD	334,755	NZD	473,567	JPMorgan Chase Bank N.A.	9/21/16	(8,555)
USD	340,990	NZD	484,940	JPMorgan Chase Bank N.A.	9/21/16	(10,565)
USD	141	SEK	1,205	JPMorgan Chase Bank N.A.	9/21/16	—
USD	526	SEK	4,461	JPMorgan Chase Bank N.A.	9/21/16	4
USD	540	SEK	4,572	JPMorgan Chase Bank N.A.	9/21/16	5
USD	572	SEK	4,686	JPMorgan Chase Bank N.A.	9/21/16	24
USD	595	SEK	4,935	JPMorgan Chase Bank N.A.	9/21/16	18
USD	16,346	SEK	139,829	JPMorgan Chase Bank N.A.	9/21/16	(6)
USD	28,389	SEK	242,404	JPMorgan Chase Bank N.A.	9/21/16	42
USD	29,510	SEK	238,215	JPMorgan Chase Bank N.A.	9/21/16	1,654
USD	61,008	SEK	517,653	JPMorgan Chase Bank N.A.	9/21/16	475
USD	62,654	SEK	530,564	JPMorgan Chase Bank N.A.	9/21/16	611
USD	70,409	SEK	577,247	JPMorgan Chase Bank N.A.	9/21/16	2,906
USD	73,247	SEK	607,877	JPMorgan Chase Bank N.A.	9/21/16	2,163
USD	253,658	SEK	2,140,507	JPMorgan Chase Bank N.A.	9/21/16	3,349
USD	3,635,154	SEK	29,343,983	JPMorgan Chase Bank N.A.	9/21/16	203,692
USD	2,300,232	EUR	2,070,900	Bank of America N.A.	10/06/16	(13,463)
EUR	530,000	USD	593,945	Bank of America N.A.	10/21/16	(1,437)
USD	608,383	EUR	550,000	Bank of America N.A.	10/21/16	(6,484)
Total						$425,738

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Del Taco Restaurants, Inc.	Call	9/16/16	USD	15.00	11	$307
Del Taco Restaurants, Inc.	Call	9/16/16	USD	12.50	6	30
FTSE MIB Index	Call	9/16/16	EUR	19,000.00	51	142
iPath S&P 500 VIX Short Term Futures TM ETN[1]	Call	9/16/16	USD	17.00	133	50
iShares Edge MSCI Minimum Volatility USA ETF	Call	9/16/16	USD	44.00	62	10,230
Market Vectors Gold Miners ETF	Call	9/16/16	USD	26.00	139	9,660
Monsanto Co.	Call	9/16/16	USD	110.00	25	4,725
Renault SA	Call	9/16/16	EUR	80.00	54	934
CBOE Volatility Index[1]	Call	9/21/16	USD	25.00	44	770
LendingClub Corp.	Call	10/21/16	USD	5.00	49	3,430
Seadrill Ltd.	Call	10/21/16	USD	7.00	21	105

See Notes to Consolidated Financial Statements.

28	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Zions Bancorp	Call	10/21/16	USD	29.00	69	$15,146
Kinross Gold Corp.	Call	1/20/17	USD	7.00	160	1,520
Linn Energy LLC	Call	1/20/17	USD	4.00	235	1,175
Micron Technology, Inc.	Call	1/20/17	USD	14.00	140	47,250
SPDR DJ Euro STOXX 50 ETF	Call	1/20/17	USD	35.00	213	8,520
iPath S&P 500 VIX Short Term Futures TM ETN[1]	Call	3/17/17	USD	27.00	74	85,100
iShares Edge MSCI Minimum Volatility USA ETF	Call	3/17/17	USD	48.00	120	2,400
Linn Energy LLC	Call	1/19/18	USD	3.00	49	245
SPDR DJ Euro STOXX 50 ETF	Call	1/19/18	USD	32.00	109	32,155
SPDR S&P 500 ETF Trust	Put	9/02/16	USD	215.00	20	460
Accenture PLC	Put	9/16/16	USD	100.00	56	280
Adobe Systems, Inc.	Put	9/16/16	USD	95.00	15	180
Del Taco Restaurants, Inc.	Put	9/16/16	USD	10.00	6	30
E-Mini S&P 500 Index Futures	Put	9/16/16	USD	2,090.00	23	4,313
EURO STOXX 50 Index	Put	9/16/16	EUR	2,800.00	12	482
EURO STOXX 50 Index	Put	9/16/16	EUR	2,750.00	5	128
Hormel Foods Corp.	Put	9/16/16	USD	40.00	26	4,550
Hormel Foods Corp.	Put	9/16/16	USD	37.50	26	1,040
International Business Machines Corp.	Put	9/16/16	USD	160.00	9	2,326
iPath S&P 500 VIX Short Term Futures TM ETN	Put	9/16/16	USD	10.00	318	35,616
Noble Energy, Inc.	Put	9/16/16	USD	30.00	70	350
SPDR S&P 500 ETF Trust	Put	9/16/16	USD	212.00	125	9,562
Swiss Market Index	Put	9/16/16	CHF	7,700.00	4	305
EURO STOXX 50 Index	Put	10/21/16	EUR	2,850.00	12	4,230
SPDR S&P 500 ETF Trust	Put	10/21/16	USD	210.00	20	4,100
SPDR S&P 500 ETF Trust	Put	12/30/16	USD	180.00	21	2,373
Bunge Ltd.	Put	1/20/17	USD	35.00	20	100
iShares MSCI Brazil Index ETF	Put	1/20/17	USD	23.00	37	907
iShares U.S. Real Estate ETF	Put	1/20/17	USD	65.00	25	1,350
Seadrill Ltd.	Put	1/20/17	USD	5.00	500	140,000
Seadrill Ltd.	Put	1/20/17	USD	8.00	100	58,000
Vipshop Holdings Ltd. - ADR	Put	1/20/17	USD	6.00	134	670
DISH Network Corp.	Put	3/17/17	USD	30.00	36	900
iPath S&P 500 VIX Short Term Futures TM ETN	Put	3/17/17	USD	7.00	375	22,500
SPDR DJ Euro STOXX 50 ETF	Put	1/19/18	USD	31.00	109	26,705
Valeant Pharmaceuticals International, Inc.	Put	1/19/18	USD	10.00	39	4,972
Total						$550,323

[1] All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Del Taco Restaurants, Inc.	Call	9/16/16	USD	10.00	126	$(15,750)
Dow Chemical Co.	Call	9/16/16	USD	55.00	5	(132)
General Motors Co.	Call	9/16/16	USD	34.00	6	(12)
Kellogg Co.	Call	9/16/16	USD	80.00	2	(545)
Coca-Cola Co.	Call	10/21/16	USD	45.00	3	(47)
Ford Motor Co.	Call	10/21/16	USD	13.00	12	(258)
Gilead Sciences, Inc.	Call	10/21/16	USD	85.00	2	(120)
Reynolds American, Inc.	Call	10/21/16	USD	52.50	3	(45)
United Technologies Corp.	Call	10/21/16	USD	115.00	2	(62)
Verizon Communications, Inc.	Call	10/21/16	USD	55.00	3	(51)
Wells Fargo & Co.	Call	10/21/16	USD	50.00	3	(561)
M&T Bank Corp.	Call	1/20/17	USD	90.00	5	(15,250)
Mylan, Inc.	Call	1/20/17	USD	50.00	5	(507)

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	29

Consolidated Schedule of Investments (continued)

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
VMware, Inc.	Call	1/20/17	USD	77.50	8	$(2,640)
E-Mini S&P 500 Index Futures	Put	9/16/16	USD	1,990.00	23	(1,035)
SPDR S&P 500 ETF Trust	Put	9/16/16	USD	202.00	125	(1,813)
Total						$(38,828)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 22 Version 1	1.00%	6/20/19	USD	1,300	$(8,078)
CDX.NA.IG Series 23 Version 1	1.00%	12/20/19	USD	10,000	(27,883)
CDX.NA.IG Series 25 Version 1	1.00%	12/20/20	USD	2,000	(21,766)
Total					$(57,727)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.76%[1]	3-month LIBOR	3/12/20	USD	3,000	$(86,878)
2.02%[1]	3-month LIBOR	3/12/22	USD	2,000	(101,588)
2.33%[1]	3-month LIBOR	7/30/25	USD	450	(36,851)
Total					$(225,317)

[1] Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Rallye SA	5.00%	Barclays Bank PLC	12/20/17	EUR	24	$(5)	$1,643	$(1,648)
Telefonica SA	1.00%	Barclays Bank PLC	9/20/19	EUR	400	(5,348)	179	(5,527)
Clear Channel Communications, Inc.	5.00%	Deutsche Bank AG	9/20/19	USD	275	154,438	42,343	112,095
Windstream Corp.	5.00%	Morgan Stanley & Co. International PLC	9/20/19	USD	550	(30,315)	(36,307)	5,992
Telefonica SA	1.00%	Barclays Bank PLC	12/20/19	EUR	750	(8,909)	2,629	(11,538)
Telefonica SA	1.00%	Barclays Bank PLC	3/20/20	EUR	500	(5,152)	(3,293)	(1,859)
Rallye SA	5.00%	JPMorgan Chase Bank N.A.	6/20/20	EUR	225	23,294	(21,313)	44,607
Windstream Corp.	5.00%	Bank of America N.A.	6/20/20	USD	100	(3,192)	(1,194)	(1,998)
Federative Republic of Brazil	1.00%	Barclays Bank PLC	6/20/20	USD	150	5,429	10,241	(4,812)
Federative Republic of Brazil	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	150	5,430	10,578	(5,148)
ArcelorMittal	1.00%	Barclays Bank PLC	12/20/20	EUR	108	11,306	17,127	(5,821)
Casino Guichard Perrachon SA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	118	9,170	8,247	923
Neiman Marcus Group, Inc.	5.00%	Barclays Bank PLC	12/20/20	USD	28	(2,218)	321	(2,539)
Xerox Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	285	9,204	9,066	138
Yum! Brands, Inc.	1.00%	Barclays Bank PLC	12/20/20	USD	425	3,904	31,536	(27,632)
Alcoa, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	200	(24,647)	12,098	(36,745)
Boyd Gaming Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	38	(4,817)	(2,781)	(2,036)
Neiman Marcus Group, Inc.	5.00%	Morgan Stanley & Co. International PLC	12/20/20	USD	38	(3,011)	446	(3,457)
Stena AB	5.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	200	12,039	17,327	(5,288)
Telecom Italia SpA	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	279	14,300	17,387	(3,087)
ITOCHU Corp.	1.00%	Barclays Bank PLC	6/20/21	JPY	10,000	(2,683)	(2,050)	(633)

See Notes to Consolidated Financial Statements.

30	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iStar, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	160	$(6,510)	$(1,131)	$(5,379)
Teck Resources Ltd.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	46	(538)	11,726	(12,264)
Total						$151,169	$124,825	$26,344

OTC Credit Default Swaps — Sold Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation
First Data Corp.	5.00%	Morgan Stanley & Co. International PLC	12/20/20	Not Rated	USD	344	$31,079	$16,560	$14,519

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount			Value	Premiums Paid (Received)	Unrealized Appreciation
Nortel Networks Corp.	3-month LIBOR plus 1.50%[1]	Deutsche Bank AG	5/15/17	USD	1,200		$26,367	—	$26,367
Nortel Networks Ltd.	3-month LIBOR plus 1.50%[1]	Deutsche Bank AG	5/15/17	USD	2,500		54,930	—	54,930
STOXX Europe 600 Index EUR	3-month EURIBOR[2]	Morgan Stanley & Co. International PLC	12/31/49	EUR	800	[3]	2,218	—	2,218
Total							$83,515	—	$83,515

[1] Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[2] Fund pays the total return of the reference entity and receives the floating rate.

[3] Contract amount shown.

Reference Entity[1]	Counterparty	Expiration Dates	Net Notional Amount	Unrealized Appreciation	Net Value of Reference Entities
Equity Securities Long/Short	Morgan Stanley & Co. International PLC	5/09/18-5/23/18	USD 1,461,161	$10,078[2]	$1,469,539

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-4070 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The U.S. Federal Funds Rate and the Overnight CAD LIBOR are the specified benchmarks used in determining the variable rate of interest.

[2]	Amount includes $1,700 of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC, as of period end, expiration dates 5/09/18-5/23/18.

	Shares	Value
Reference Entity — Long
Imperial Brands PLC	5,996	$314,433
Renault SA	1,925	157,414
SABMiller PLC	9,650	557,309
Vinci SA	8,815	668,524
Total Reference Entity — Long		1,697,680

	Shares	Value
Reference Entity — Short
Abertis Infraestructuras SA	(4,117)	$(63,764)
Endesa SA	(3,719)	(75,749)
Technip SA	(1,500)	(88,628)
Total Reference Entity — Short		(228,141)
Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$1,469,539

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	31

Consolidated Schedule of Investments (continued)

Transactions in Options Written for the Year Ended August 31, 2016

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of year	214	$62,671	59	$123,376
Options written	1,365	359,665	1,127	233,127
Options exercised	(197)	(36,828)	(33)	(8,545)
Options expired	(643)	(54,409)	(426)	(59,993)
Options closed	(554)	(291,109)	(579)	(268,041)

Outstanding options, end of year	185	$39,990	148	$19,924

As of period end, the value of portfolio securities subject to covered call options written was $135,644.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$29,335	—	$110,846	—	$140,181
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—		$1,184,545	—	—	1,184,545
Options purchased	Investments at value — unaffiliated[2]	—	—	550,323	—	—	—	550,323
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$387,728	93,593	—	—	—	481,321
Total		—	$387,728	$673,251	$1,184,545	$110,846	—	$2,356,370

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$59,615	—	$55,531	—	$115,146
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$758,807	—	—	758,807
Options written	Options written, at value	—	—	38,828	—	—	—	38,828
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$205,480	—	—	—	—	205,480
Swaps - centrally cleared	Net unrealized depreciation[1]	—	57,727	—	—	225,317	—	283,044
Total		—	$263,207	$98,443	$758,807	$280,848	—	$1,401,305

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased as reported in the Consolidated Schedule of Investments.

For the year ended August 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(709,888)	—	$145,348	—	$(564,540)
Forward foreign currency exchange contracts	—	—		$520,648	—	—	520,648
Options purchased[1]	—	—	(476,704)	—	—	—	(476,704)
Options written	—	—	73,550	—	—	—	73,550
Swaps	—	$602,318	(599,413)	—	(82,086)	—	(79,181)

Total	—	$602,318	$(1,712,455)	$520,648	$63,262	—	$(526,227)

[1]	Options purchased are included in the net realized gain (loss) from investments.

See Notes to Consolidated Financial Statements.

32	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (continued)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(51,253)	—	$174,189	—	$122,936
Forward foreign currency exchange contracts	—	—	—	$289,625	—	—	289,625
Options purchased[1]	—	—	(72,702)	—	—	—	(72,702)
Options written	—	—	77,824	—	—	—	77,824
Swaps	—	$(478,006)	615,072	—	(135,307)	—	1,759

Total	—	$(478,006)	$568,941	$289,625	$38,882	—	$419,442

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$57,047,362
Average notional value of contracts — short	$68,027,747
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$66,722,767
Average amounts sold — in USD	$60,137,333
Options:
Average value of option contracts purchased	$556,263
Average value of option contracts written	$66,944
Credit default swaps:
Average notional value — buy protection	$19,165,755
Average notional value — sell protection	$1,134,460
Interest rate swaps:
Average notional value — pays fixed rate	$5,450,000
Total return swaps:
Average notional value	$4,479,719

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$20,418		$13,252
Forward foreign currency exchange contracts	1,184,545		758,807
Options	550,323	[1]	38,828
Swaps — centrally cleared	161,623		—
Swaps — OTC[2]	481,321		205,480

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$2,398,230		$1,016,367
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(732,364)		(52,080)

Total derivative assets and liabilities subject to an MNA	$1,665,866		$964,287

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	33

Consolidated Schedule of Investments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of New York Mellon	$21,708	$(12,102)	—	—	$9,606
Barclays Bank PLC	72,880	(67,352)	—	—	5,528
Deutsche Bank AG	235,735	—	—	—	235,735
J.P. Morgan Securities LLC	1,938	(1,938)	—	—	—
JPMorgan Chase Bank N.A.	1,283,792	(816,719)	—	—	467,073
Morgan Stanley & Co. International PLC	49,813	(39,764)	—	—	10,049

Total	$1,665,866	$(937,875)	—	—	$727,991

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$24,576	—	—	$(24,576)	—
Bank of New York Mellon	12,102	$(12,102)	—	—	—
Barclays Bank PLC	67,352	(67,352)	—	—	—
J.P. Morgan Securities LLC	3,774	(1,938)	—	—	$1,836
JPMorgan Chase Bank N.A.	816,719	(816,719)	—	—	—
Morgan Stanley & Co. International PLC	39,764	(39,764)	—	—	—

Total	$964,287	$(937,875)	—	$(24,576)	$1,836

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$6,890,843	—	$6,890,843
Common Stocks[1]	$17,401,779	1,639,828	—	19,041,607
Corporate Bonds[1]	—	13,474,816	—	13,474,816
Floating Rate Loan Interests[1]	—	5,398,049	$266,638	5,664,687
Foreign Government Obligations	—	689,499	—	689,499
Investment Companies	6,055,931	2,365,728	—	8,421,659
Non-Agency Mortgage-Backed Securities	—	7,343,874	2,338	7,346,212
Preferred Securities[1]	1,033,372	1,347,245	—	2,380,617
Taxable Municipal Bonds	—	221,143	—	221,143
U.S. Government Sponsored Agency Securities	—	2,496,863	—	2,496,863
Warrants[1]	1,212,296	—	—	1,212,296
Short-Term Securities	29,519,401	—	—	29,519,401
Options Purchased:
Equity Contracts	546,989	3,334	—	550,323
Liabilities:
Investments Sold Short[1]	(19,232,727)	(2,577,313)	—	(21,810,040)

Total	$36,537,041	$39,293,909	$268,976	$76,099,926

[1] See above Consolidated Schedule of Investments for values in each industry.

See Notes to Consolidated Financial Statements.

34	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$178,274	—	$178,274
Equity contracts	$29,335	93,593	—	122,928
Foreign currency exchange contracts	—	1,184,545	—	1,184,545
Interest rate contracts	110,846	—	—	110,846
Liabilities:
Credit contracts	—	(195,138)	—	(195,138)
Equity contracts	(98,443)	—	—	(98,443)
Foreign currency exchange contracts	—	(758,807)	—	(758,807)
Interest rate contracts	(55,531)	(225,317)	—	(280,848)
Total	$(13,793)	$277,150	—	$263,357

1     Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$417,888	—	—	$417,888
Cash held for investments sold short	21,696,702	—	—	21,696,702
Foreign currency at value	1,577,806	—	—	1,577,806
Cash pledged:
Centrally cleared swaps	361,226	—	—	361,226
Collateral — OTC derivatives	1,415,961	—	—	1,415,961
Futures contracts	1,080,569	—	—	1,080,569
Due from broker	2,024,613	—	—	2,024,613
Liabilities:
Due to broker	—	$(1,147,405)	—	(1,147,405)

Total	$28,574,765	$(1,147,405)	—	$27,427,360

During the year ended August 31, 2016, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Total
Assets:
Opening Balance, as of August 31, 2015	$103,118	$2,943,670	—	$207,905	$3,254,693
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	6,568	$4	—	6,572
Net realized gain (loss)	(78,232)	(8,767)	275	9,102	(77,622)
Net change in unrealized appreciation (depreciation)[1,2]	52,341	42,551	(285)	(4,197)	90,410
Purchases	—	456,918	15,123	—	472,041
Sales	(77,227)	(3,174,302)	(12,779)	(212,810)	(3,477,118)
Closing Balance, as of August 31, 2016	—	$266,638	$2,338	—	$268,976

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016[2]	—	$41,763	$(285)	—	$41,478

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	35

Consolidated Statement of Assets and Liabilities

August 31, 2016

Assets
Investments at value — unaffiliated (cost — $62,581,316)	$63,290,958
Investments at value — affiliated (cost — $34,531,393)	34,619,008
Cash	417,888
Cash held for investments sold short	21,696,702
Due from broker	2,024,613
Cash pledged:
Collateral — OTC derivatives	1,415,961
Futures contracts	1,080,569
Centrally cleared swaps	361,226
Foreign currency at value — (cost — $1,554,751)	1,577,806
Receivables:
Investments sold — unaffiliated	1,611,267
Options written	16,000
Capital shares sold	1,599
Dividends — affiliated	7,379
Dividends — unaffiliated	31,795
Interest	441,378
From the Manager	147,361
Variation margin on futures contracts	20,418
Variation margin on centrally cleared swaps	161,623
Swap premiums paid	209,454
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,184,545
OTC — Swaps	271,867
Prepaid expenses	32,229

Total assets	130,621,646

Liabilities
Investments sold short at value — unaffiliated (proceeds — $20,086,942)	20,809,497
Investments sold short at value — affiliated (proceeds — $971,379)	1,000,543
Due to broker	1,147,405
Options written at value (premiums received — $59,914)	38,828
Payables:
Investments purchased — unaffiliated	3,069,900
Capital shares redeemed	446
Dividends on short sales	39,033
Interest expense	21,502
Investment advisory fees	148,501
Officer’s and Trustees’ fees	2,022
Options written	90
Other accrued expenses	458,380
Other affiliates	42
Service and distribution fees	1,175
Variation margin on futures contracts	13,252
Swap premiums received	68,069
Unrealized depreciation on:
Forward foreign currency exchange contracts	758,807
OTC — Swaps	137,411

Total liabilities	27,714,903

Net Assets	$102,906,743

Net Assets Consist of
Paid-in capital	106,356,692
Distributions in excess of net investment income	(27,447)
Accumulated net realized loss	(3,814,004)
Net unrealized appreciation (depreciation)	391,502

Net Assets	$102,906,743

See Notes to Consolidated Financial Statements.

36	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Statement of Assets and Liabilities (concluded)

August 31, 2016

Net Asset Value
Institutional
Net assets	$99,091,979

Shares outstanding[1]	10,260,667

Net asset value	$9.66

Investor A
Net assets	$3,259,195

Shares outstanding[1]	339,219

Net asset value	$9.61

Investor C
Net assets	$555,569

Shares outstanding[1]	58,477

Net asset value	$9.50

[1]	Unlimited number of shares authorized, $ 0.001 par value.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	37

Consolidated Statement of Operations

Year Ended August 31, 2016

Investment Income
Interest	$2,547,494
Dividends — affiliated	94,517
Dividends — unaffiliated	394,960
Foreign taxes withheld	(2,553)

Total income	3,034,418

Expenses
Investment advisory	1,832,120
Professional	478,934
Accounting services	258,015
Printing	64,236
Administration	50,892
Registration	43,179
Custodian	20,005
Service and distribution — class specific	12,369
Officer and Trustees	8,929
Transfer agent — class specific	9,611
Miscellaneous	23,343
Recoupment of past waived fees — class specific	88

Total expenses excluding dividend expense, stock loan fees and interest expense	2,801,721
Dividend expense — unaffiliated	373,177
Dividend expense — affiliated	22,003
Stock loan fees	118,705
Interest expense	49,393

Total expenses	3,364,999
Less:
Fees waived by the Manager	(246,443)
Administration fees waived	(50,892)
Transfer agent fees waived — class specific	(344)
Transfer agent fees reimbursed — class specific	(9,108)
Expenses reimbursed by the Manager	(733,703)

Total expenses after fees waived and reimbursed	2,324,509

Net investment income	709,909

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(4,621,071)
Investments — affiliated	(507,463)
Payments by an affiliate[1]	91,377
Capital gain distributions received from affiliated investment companies	275,082
Options written	73,550
Futures contracts	(564,540)
Swaps	(79,181)
Foreign currency transactions	453,443
Short sales — unaffiliated	793,939
Short sales — affiliated	23,143

(4,061,721)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,895,946
Investments — affiliated	34,736
Options written	77,824
Futures contracts	122,936
Swaps	1,759
Foreign currency translations	316,607
Short sales — unaffiliated	(1,830,163)
Short sales — affiliated	(41,112)

2,578,533

Net realized and unrealized loss	(1,483,188)

Net Decrease in Net Assets Resulting from Operations	$(773,279)

[1]	Includes a payment by an affiliate to compensate for a trade processing error.

See Notes to Consolidated Financial Statements.

38	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Consolidated Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$709,909	$144,506
Net realized gain (loss)	(4,061,721)	696,088
Net change in unrealized appreciation (depreciation)	2,578,533	(2,757,728)

Net decrease in net assets resulting from operations	(773,279)	(1,917,134)

Distributions to Shareholders[1]
From net investment income:
Institutional	(448,142)	(896,809)
Investor A	(11,881)	(2,216)
Investor C	—	(982)
From net realized gain:
Institutional	—	(164,728)
Investor A	—	(410)
Investor C	—	(193)

Decrease in net assets resulting from distributions to shareholders	(460,023)	(1,065,338)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,246,856	5,123,916

Net Assets
Total increase in net assets	13,554	2,141,444
Beginning of year	102,893,189	100,751,745

End of year	$102,906,743	$102,893,189

Undistributed (distributions in excess of) net investment income, end of year	$(27,447)	$519,712

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	39

Financial Highlights

	Institutional			Investor A			Investor C
	Year Ended August 31,		Period August 7, 2014[1] to August 31,	Year Ended August 31,		Period August 7, 2014[1] to August 31,	Year Ended August 31,		Period August 7, 2014[1] to August 31,
	2016[2]	2015[2]	2014	2016[2]	2015[2]	2014	2016[2]	2015[2]	2014

Per Share Operating Performance
Net asset value, beginning of period	$9.77	$10.06	$10.00	$9.74	$10.06	$10.00	$9.67	$10.05	$10.00

Net investment income (loss)[3]	0.07	0.01	(0.01)	0.01	0.03	(0.01)	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	(0.14)	(0.19)	0.07	(0.10)	(0.24)	0.07	(0.15)	(0.23)	0.07

Net increase (decrease) from investment operations	(0.07)	(0.18)	0.06	(0.09)	(0.21)	0.06	(0.17)	(0.28)	0.05

Distributions:[4]
From net investment income	(0.04)	(0.09)	—	(0.04)	(0.09)	—	—	(0.08)	—
From net realized gain	—	(0.02)	—	—	(0.02)	—	—	(0.02)	—

Total distributions	(0.04)	(0.11)	—	(0.04)	(0.11)	—	—	(0.10)	—

Net asset value, end of period	$9.66	$9.77	$10.06	$9.61	$9.74	$10.06	$9.50	$9.67	$10.05

Total Return[5]
Based on net asset value	(0.68)%	(1.84)%	0.60%[6]	(0.96)%	(2.15)%	0.60%[6]	(1.76)%	(2.80)%	0.50%[6]

Ratios to Average Net Assets[7]
Total expenses	3.29%[9]	3.33%	3.97%[8,10]	3.77%	3.96%	4.47%[8,10]	4.33%	4.79%	5.20%[8,10]

Total expenses after fees waived and reimbursed	2.27%	2.33%	2.43%[8]	2.62%	2.45%	2.69%[8]	3.26%	3.22%	3.44%[8]

Total expenses after fees waived and reimbursed and excluding dividend expense, stock loan fees and interest expense	1.72%	2.03%	2.35%[8]	2.01%	2.10%	2.60%[8]	2.71%	2.85%	3.35%[8]

Net investment income (loss)	0.72%	0.14%	(1.22)%[8]	0.14%	0.30%	(1.48)%[8]	(0.23)%	(0.49)%	(2.23)%[8]

Supplemental Data
Net assets, end of period (000)	$99,092	$101,167	$100,549	$3,259	$1,086	$102	$556	$640	$101

Portfolio turnover rate	234%	190%	5%	234%	190%	5%	234%	190%	5%

[1]	Commencement of operations.

[2]	Consolidated Financial Highlights.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31, 2016[2]	Year Ended August 31, 2015[2]	Period August 7, 2014[1] to August 31, 2014
Investments in underlying funds	0.29%	0.35%	0.41%[8]

[8]	Annualized.

[9]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[10]

Organization costs and audit expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C Shares would have been 7.04%, 7.51% and 8.27%, respectively.

See Notes to Consolidated Financial Statements.

40	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Notes to Consolidated Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”). The Fund is classified as non-diversified.

The investment objective of the Fund is to seek total return. The Fund seeks to achieve its investment objective by allocating assets to multiple affiliated and unaffiliated investment managers that employ a variety of alternative investment strategies. Each of the affiliated and unaffiliated investment managers generally provides day-to-day management for a portion of the Fund’s assets. The Manager may also manage assets directly.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Multi-Manager Alternatives Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $819,360, which is 0.8% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	41

Notes to Consolidated Financial Statements (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

42	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	43

Notes to Consolidated Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests typically in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the

44	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to extent it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	45

Notes to Consolidated Financial Statements (continued)

floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales (Corporate Bonds): In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sales (Investments Sold Short): In short sale transaction, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk, or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the

46	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	47

Notes to Consolidated Financial Statements (continued)

into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Total return basket swaps — The Fund enters into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help them mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its

48	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	1.80%
$1 Billion - $3 Billion	1.69%
$3 Billion - $5 Billion	1.62%
$5 Billion - $10 Billion	1.57%
Greater than $10 Billion	1.53%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into separate sub-advisory agreements with Achievement Asset Management LLC (“AAM”), Benefit Street Partners, LLC (“BSP”), GLG Partners LP (“GLG”), Ionic Capital Management LLC (“ION”), LibreMax Capital, LLC (“LMC”), Marathon Asset Management, LP (“Marathon”), MeehanCombs LP (“MCLP”), Pine River Capital Management, L.P. (“Pine River”), QMS Capital Management LP (“QMS”), BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BAMNAL”) and BlackRock (Singapore) Limited (“BRS”). BIL, BAMNAL and BRS are each an affiliate of the Manager. The Manager pays AAM, BSP, GLG, ION, LMC, Marathon, MCLP, Pine River, QMS, BIL, BAMNAL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Effective September 29, 2015, the sub-advisory agreement between the Manager and MCLP was terminated. Effective November 23, 2015, the sub-advisory agreement between the Manager and AAM was terminated. As a result, the Fund’s assets managed by MCLP and AAM were re-allocated to the Fund’s other unaffiliated sub-advisers and to mutual funds affiliated with the Manager. Prior to their respective termination dates, the Manager paid AAM and MCLP, for services they provided, a monthly fee that was a percentage of the investment advisory fees paid by the Fund to the Manager.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	49

Notes to Consolidated Financial Statements (continued)

Effective November 30, 2015, the Manager entered into a sub-advisory agreement with Pine River. Effective January 27, 2016, the Manager entered into a sub-advisory agreement with Marathon. Effective May 3, 2016, the Manager entered into a sub-advisory agreement with GLG.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended August 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$5,920	$6,449	$12,369

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fees, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.05%
$500 Million - $1 Billion	0.04%
Greater than $1 Billion	0.03%

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended August 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$295	$81	$4	$380

For the year ended August 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Total
$6,011	$3,214	$386	$9,611

Other Fees: For the year ended August 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $101.

For the year ended August 31, 2016, affiliates received CDSCs as follows:

Investor A	$720
Investor C	$400

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit miscellaneous expenses of the Fund (excluding extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any). The expense limitation as a percentage of average daily net assets is 0.16% for Institutional, Investor A and Investor C Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2017

50	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

unless approved by the Board, including a majority of the independent trustees, or by a majority of the outstanding voting securities of the Fund. For the year ended August 31, 2016, the Manager reimbursed expenses of $733,703, which is included in expenses reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statement of Operations.

Class specific expense waivers or reimbursements are as follows:

	Share Classes
	Institutional	Investor A	Investor C	Total
Transfer agent fees waived	$259	$81	$4	$344
Transfer agent fees reimbursed	$5,604	$3,125	$379	$9,108

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or share class, which are included in administration fees waived in the Consolidated Statement of Operations.

In addition, the Manager has contractually agreed to waive the investment advisory fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2017 unless approved by the Board, including a majority of the independent trustees, or by a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended August 31, 2016, the amount waived was $244,486.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in, fees waived by the Manager in the Consolidated Statement of Operations. For the year ended August 31, 2016, the amount waived was $1,957.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended August 31, 2016, the Manager recouped $88 for Institutional Shares for class specific waivers and/or reimbursements previously recorded by the Fund.

On August 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires August 31,
	2017	2018
Fund Level	$523,889	$784,596
Institutional	$3,873	$5,864
Investor A	$344	$3,206
Investor C	$144	$382

Officers and Trustees Fees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer which is included in Officer and Trustees in the Consolidated Statement of Operations.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	51

Notes to Consolidated Financial Statements (continued)

Other Transactions: During the year ended August 31, 2016, the Fund received reimbursements of $91,377 from an affiliate, which is included in net realized gain (loss) from investments — affiliated in the Consolidated Statement of Operations, relating to trade processing errors.

7. Purchases and Sales:

For the year ended August 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$157,320,247	$162,775,745
U.S. Government Securities	$484,614	$650,022

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the two years ended August 31, 2016 and the period ended August 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of the period ended, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, amortization methods on fixed income securities, the classification of investments, the sale of stock of passive foreign investment companies, the characterization of income/losses from a wholly-owned foreign subsidiary and the characterization of expenses were reclassified to the following accounts:

Paid-in capital	$(174,288)
Distributions in excess of net investment income	$(797,045)
Accumulated net realized loss	$971,333

The tax character of distributions paid was as follows:

Ordinary income	8/31/16	$460,023
	8/31/15	979,970
Long-term capital gains	8/31/16	—
	8/31/15	85,368

Total	8/31/16	$460,023

	8/31/15	$1,065,338

As of August 31, 2016, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$934,853
Capital loss carryforward	(2,568,202)
Net unrealized losses[1]	(1,816,600)

Total	$(3,449,949)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sale and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities, dividends recognized for tax purposes, the classification of investments, the realization for tax purposes of unrealized gains on constructive sales and on investments in passive foreign investment companies and investment in wholly-owned subsidiaries.

As of August 31, 2016, the Fund had a capital loss carryforwards, with no expiration dates, available to offset its future realized capital gains of $2,568,202.

52	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Notes to Consolidated Financial Statements (continued)

As of August 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$98,665,031

Gross unrealized appreciation	$2,499,479
Gross unrealized depreciation	(3,254,544)

Net unrealized depreciation	$(755,065)

9. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With futures, exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally,

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	53

Notes to Consolidated Financial Statements (concluded)

credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2016		Year Ended August 31, 2015
Institutional	Shares	Amount	Shares	Amount
Shares sold	368,646	$3,551,267	385,315	$3,845,908
Shares issued in reinvestment of distributions	1,732	16,434	252	2,499
Shares redeemed	(462,839)	(4,406,410)	(30,030)	(296,670)

Net increase (decrease)	(92,461)	$(838,709)	355,537	$3,551,737

Investor A
Shares sold	398,553	$3,768,962	162,863	$1,631,707
Shares issued in reinvestment of distributions	1,217	11,518	159	1,572
Shares redeemed	(172,038)	(1,624,039)	(61,724)	(617,818)

Net increase	227,732	$2,156,441	101,298	$1,015,461

Investor C
Shares sold	13,211	$125,629	57,482	$569,568
Shares issued in reinvestment of distributions	—	—	17	171
Shares redeemed	(20,925)	(196,505)	(1,308)	(13,021)

Net increase (decrease)	(7,714)	$(70,876)	56,191	$556,718

Total Net Increase	127,557	$1,246,856	513,026	$5,123,916

At August 31, 2016, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Institutional	Investor A	Investor C
9,980,000	10,000	10,000

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

54	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Multi-Manager Alternative Strategies Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”, a series of BlackRock Funds), as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Multi-Manager Alternatives Strategies Fund, a series of BlackRock Funds as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 26, 2016

Important Tax Information (Unaudited)

During the fiscal year ended August 31, 2016, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date
Qualified Dividend Income for Individuals[1]	12/31/15	38.23%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	12/31/15	35.02%
Interest-Related Dividends for Non-U.S. Residents[2]	12/31/15	81.38%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	55

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM; (the “Trust”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor.

The Board also considered the approval of the sub-advisory agreements with respect to the Fund between the Manager and each of (i) BlackRock Asset Management North Asia Limited (“BAMNAL”), (ii) BlackRock International Limited (“BIL”) and (iii) BlackRock (Singapore) Limited (“BSL,” and together with BIL and BAMNAL, the “BlackRock Sub-Advisors”). The Board also considered the approval of the sub-advisory agreements with respect to the Fund between the Manager and each of (a) Benefit Street Partners, LLC (“Benefit Street”), (b) Ionic Capital Management LLC (“Ionic”), (c) LibreMax Capital, LLC (“LibreMax”), (d) Marathon Asset Management, LP (“Marathon”), (e) Pine River Capital Management L.P. (“Pine River”) and (f) QMS Capital Management LP (“QMS,” and together with Benefit Street, Ionic, LibreMax, Marathon and Pine River, the “Non-Affiliated Sub-Advisors”).

The BlackRock Sub-Advisors and the Non-Affiliated Sub-Advisors are referred to herein collectively as the “Sub-Advisors.” As pertinent, the Manager and the BlackRock Sub-Advisors are referred to herein as “BlackRock.” The sub-advisory agreements with respect to the Fund between the Manager and each of the Sub-Advisors are referred to herein collectively as the “Sub-Advisory Agreements,” and the Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements. The Board also assessed the nature, extent and quality of the services provided to the Fund by the Non-Affiliated Sub-Advisors.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any overperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ (including each Non-Affiliated Sub-Advisor’s) internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business. With respect to the Fund, which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Fund’s performance.

56	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to the Fund, (ii) the Sub-Advisory Agreements between the Manager and each BlackRock Sub-Advisor with respect to the Fund and (iii) the Sub-Advisory Agreements between the Manager and each Non-Affiliated Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock and each Non-Affiliated Sub-Advisor; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel [and the personnel of each Non-Affiliated Sub-Advisor] to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board

1 Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category and certain performance metrics. With respect to the Fund, which pursues an alternative investment strategy, the Board has been engaged in an iterative process with BlackRock to identify the most appropriate performance benchmarks and metrics by which the Board should measure the Fund’s performance. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-year and since-inception periods reported, the Fund ranked in the third quartile against its Broadridge Performance Universe. The Board noted such underperformance as compared to the Broadridge Performance Universe.

In light of the Fund’s outcome oriented objective, BlackRock believes that other performance metrics may be more appropriate than the Broadridge Performance Universe, and the Board was provided with a comparison of Fund performance relative to certain of these other metrics. Under these metrics, for the one-year and since-inception periods, the Fund underperformed its total return target, although the total return target is based on a three- to five-year time horizon. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range, and the Fund’s beta was below its target range, for the periods.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administration fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

58	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the advisory fee breakpoint schedules. This adjustment was implemented on May 1, 2015. Additionally, the Board noted that BlackRock has contractually agreed to waive its advisory fee on assets attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates. The Board also noted that the Fund has entered into an expense limitation agreement in which BlackRock has agreed to reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets on a class-by-class basis. The expense limitation agreement was implemented on May 1, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of (i) the Advisory Agreement between the Manager and the Trust with respect to the Fund, (ii) the Sub-Advisory Agreements between the Manager and each BlackRock Sub-Advisor with respect to the Fund and (iii) the Sub-Advisory Agreements between the Manager and each Non-Affiliated Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	59

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 20-21, 2016 (the “Meeting”) to consider the initial approval of the sub-advisory agreement between BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor, and GLG Partners LP (the “Sub-Advisor”) with respect to BlackRock Multi-Manager Alternative Strategies Fund (the “Fund”), a series of the Trust (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement was based on the model sub-advisory agreement between the Manager and potential sub-advisors with respect to the Fund previously approved by the Board, but was substantially negotiated by BlackRock with the Sub-Advisor.

Activities and Composition of the Board

On the date of the Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties.

Board Considerations in Approving the Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement. Prior to the Meeting, the Board received materials relating to its consideration of the Sub-Advisory Agreement. The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by the Sub-Advisor, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by the Sub-Advisor in managing the Fund, as well as a description of the capabilities, personnel and services of the Sub-Advisor. The Board also received information concerning BlackRock’s process for selecting and overseeing sub-advisors and was informed that BlackRock had performed due diligence on the Sub-Advisor, including a review of portfolio compliance systems and capabilities.

In determining to approve the Sub-Advisory Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement. The Board considered all factors it believed relevant with respect to its consideration of the Sub-Advisory Agreement, including, among other factors: (a) the history of the Sub-Advisor; (b) the investment performance of the portfolio management of the Sub-Advisor; (c) possible alternatives to the proposed Sub-Advisory Agreement; (d) the fees to be paid pursuant to the Sub-Advisory Agreement; (e) BlackRock’s compliance and operational oversight of the Fund and the Sub-Advisor; and (f) other factors deemed relevant by the Board Members.

Conclusion

Following discussion, all of the Board Members present at the Meeting, including all of the Independent Board Members present at the Meeting, approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

60	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business from 1991 to 2014; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	26 RICs consisting of 144 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	61

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees[2] (concluded)
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None

[1]    The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Fund.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

62	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years

Officers Who Are Not Trustees[2]
Richard Hoerner, CFA 1958	Vice President	Since 2009	Independent consultant since 2016; Managing Director of BlackRock, Inc. from 2000 to 2016; Chairman of the Global Cash Group from 2015 to 2016; Head of the Global Cash Group from 2013 to 2015; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee from 2005 to 2016.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	63

Investment Adviser and

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Accounting Agent

and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Sub-Advisers

Benefit Street Partners, LLC

New York, NY 10019

GLG Partners LP

London, W1J 5HB

United Kingdom

Ionic Capital Management LLC

New York, NY 10017

LibreMax Capital, LLC

New York, NY 10022

Marathon Asset Management, LP

New York, NY 10036

Pine River Capital

Management L.P.

Minnetonka, MN 55305

QMS Capital Management LP

Durham, NC 27707

BlackRock International

Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited

2 Queen’s Road Central

Hong Kong

BlackRock Singapore

Limited

079912 Singapore

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

64	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016	65

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND	AUGUST 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MMAS-8/16-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Manager Alternative Strategies Fund	$82,750	$82,750	$0	$0	$30,000	$30,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Manager Alternative Strategies Fund	$30,000	$30,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

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Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	November 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	November 3, 2016

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